UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Smitten Press: Local Lore and Legends Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing party:

4)	Date Filed:

SMITTEN PRESS: LOCAL LORE AND LEGENDS INC.
2503 W Gardner Ct., Tampa
Florida, 33611-4774
Telephone: 813-831-9348

Dear Shareholder:

You are invited to attend a special meeting (the “Special Meeting”) of the shareholders of Smitten Press: Local Lore and Legends, Inc., an Ontario Canada corporation ("Smitten Press"), which will be held at the registered office of Smitten Press at 180 Dundas Street West, suite 1801, Toronto, Ontario, Canada, M5G 1Z8 on February 19, 2007, at 10:00 a.m., local time. Enclosed please find a notice of the Special Meeting, a proxy statement, and a proxy card.

At the Special Meeting, shareholders will be asked to:

(i)
receive the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2005 and 2004 and to receive the interim (unaudited) financial statements for the period ended September 30, 2006, available in annual and quarterly reports filed with the SEC at this location http://www.sec.gov/cgi-bin/browse-edgar?company=smitten+press&CIK=&filenum=&State=&SIC=&owner=include&action=getcompany;

(ii)
consider and, if deemed advisable, to pass, with or without variation, a resolution reappointing Salberg & Company, P.A., Boca Raton FL, as the auditors of the Corporation and authorizing the directors to fix the terms of engagement and remuneration for such auditors;

(iii)
consider and vote on a proposal to continue Smitten Press in Nevada and then effect a merger with its wholly-owned subsidiary, a Nevada corporation, resulting in the reincorporation of Smitten Press in the State of Nevada ;

(iv)
consider and vote on a proposal to effect a reverse split (consolidation) of the outstanding shares of the common stock of Smitten Press, with the ratio of the reverse split being in the range of one for ten (1:10) to one for forty (1:40), the exact ratio being determined by the Board of Directors, and then to reduce the number of authorized shares following the reverse split; and

(v)	transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board of Directors of Smitten Press and I recommend that you vote in favor of these proposals and urge you to do so. Whether or not you are personally able to attend the Special Meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible. This action will not limit your right to vote in person if you do wish to attend the Special Meeting and vote personally.

Only holders of our common stock at the close of business on the day before the notice of the Special Meeting is given, the record date, will be entitled to notice of, and to vote at, the Special Meeting.

Please review the entire proxy statement carefully. If you would like assistance in completing your proxy card, or if you have any questions about the procedure for voting your shares described in the attached proxy statement, please contact me, Michael T. Williams, President at (813) 831-9348.

DATED as of the 27th day of January, 2007.

Sincerely yours,
“Michael T. Williams”
Michael T. Williams, President

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS

of

SMITTEN PRESS: LOCAL LORE AND LEGENDS INC.

2503 W Gardner Ct., Tampa
Florida, 33611-4774
Telephone: 813-831-9348

To be held on February 19, 2007

To the Shareholders of Smitten Press: Local Lore and Legends, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of shareholders of Smitten Press: Local Lore and Legends, Inc., an Ontario Canada corporation ("Smitten Press" or the “Corporation”), will be held at the registered office of Smitten Press at 180 Dundas Street West, suite 1801, Toronto, Ontario, Canada, M5G 1Z8 at 10:00 a.m., local time, on February 19, 2007, for the purposes of:

(i)
receiving the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2005 and 2004 and to receive the interim (unaudited) financial statements for the periods ended September 30, 2006, available in annual and quarterly reports filed with the SEC at this location http://www.sec.gov/cgi-bin/browse-edgar?company=smitten+press&CIK=&filenum=&State=&SIC=&owner=include&action=getcompany, ;

(ii)
considering and, if deemed advisable, to pass, with or without variation, a resolution reappointing Salberg & Company, P.A., Boca Raton FL, as the auditors of the Corporation and authorizing the directors to fix the terms of engagement and remuneration for such auditors;

(iii)
considering and voting on a proposal to continue Smitten Press under the laws of the State of Nevada, and effect a merger with its wholly-owned subsidiary, a Nevada corporation, resulting in the reincorporation of Smitten Press in the State of Nevada ;

(iv)
considering and voting on a proposal to effect a reverse split (consolidation) of the outstanding shares of the common stock of Smitten Press, with the ratio of the reverse split being in the range of one for ten (1:10) to one for forty (1:40), the exact ratio being determined by the Board of Directors, and then to reduce the number of authorized shares following the reverse split; and

(v)	transacting such other business as may properly come before the Special Meeting or any adjournment thereof.

The close of business on the day before the notice of the Special Meeting is givenis the record date for the determination of holders of common shares entitled to notice of the Special Meeting. Only shareholders of record at the close of business on the record date for the Special Meeting will be entitled to notice of, and to vote at, the Special Meeting, or any adjournment thereof. A list of shareholders entitled to vote at the Special Meeting will be kept on file at the offices of Michael T. Williams, President and the United States corporate solicitor for the Corporation, with offices located at : Williams Law Group P.A., 2503 W Gardner Ct., Tampa, Florida, 33611-4774, for inspection by any shareholder, for any purpose germane to the Special Meeting, during usual business hours for ten days prior to the Special Meeting.

ii

YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT WHETHER OR NOT YOU PLAN TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN, AND PROMPTLY RETURN THE ACCOMPANYING PROXY SO THAT AS LARGE A REPRESENTATION AS POSSIBLE MAY BE HAD AT THE SPECIAL MEETING.

This notice, the attached proxy statement, and the proxy card are first being mailed to Smitten Press's shareholders on or about January 27, 2007.

                 “Michael T. Williams”
                President and Director
    January 27, 2007

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY OR OTHER APPROPRIATE FORM OF PROXY AND RETURN IT TO THE CORPORATION in care of MICHAEL T. WILLIAMS, WILLIAMS LAW GROUP P.A., 2503 W GARDNER CT., TAMPA, FLORIDA, 33611-4774, SUCH THAT IT IS RECEIVED PRIOR TO THE COMMENCEMENT OF THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF, IN DEFAULT OF WHICH IT MAY BE TREATED AS INVALID, ALTHOUGH THE CHAIRMAN OF THE MEETING HAS THE DISCRETION TO ACCEPT PROXIES PRIOR TO ANY VOTE BEING TAKEN IN RELIANCE THEREON AT THE SPECIAL MEETING, OR ANY ADJOURNMENT THEREOF. IN ORDER TO BE REPRESENTED BY PROXY, SHAREHOLDERS MUST COMPLETE AND SUBMIT THE ENCLOSED FORM OF PROXY OR OTHER APPROPRIATE FORM OF PROXY.

iii

SMITTEN PRESS: LOCAL LORE AND LEGENDS INC.
2503 W Gardner Ct., Tampa
Florida, 33611-4774
Telephone: 813-831-9348

PROXY STATEMENT

for the

SPECIAL MEETING OF THE SHAREHOLDERS
to be held on February 19, 2007

PROXY SOLICITATION

THE ACCOMPANYING PROXY is being solicited by management of Smitten Press: Local Lore and Legends, Inc., a corporation existing under the laws of Ontario, Canada (the "Company" or "Smitten Press") for use at the Company's special meeting of shareholders, including any adjournment thereof, (the "Special Meeting") to be held at the registered office of Smitten Press at 180 Dundas Street West, suite 1801, Toronto, Ontario, Canada, M5G 1Z8 at 10:00 a.m., local time, on February 19, 2007, and at any adjournment thereof, for the purposes set forth in the accompanying notice of the Special Meeting (the "Notice").

The Company will bear its own cost of soliciting proxies. Proxies may be solicited by mail and the officers and regular employees of the Company may solicit proxies personally, by telephone or by facsimile. None of these individuals will receive any extra compensation for such efforts. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxy material to beneficial owners of shares and requesting authority to execute proxies.

Unless otherwise indicated, all information is given as of December 31, 2006.

(1)  PART ONE
VOTING INFORMATION

APPOINTMENT AND REVOCABILITY OF PROXIES

Registered Shareholders

If you are a registered shareholder, you can vote your shares at the Special Meeting in person or by proxy. If you wish to vote in person at the Special Meeting, do not complete or return the form of proxy included with this document. Your vote can be cast by you in person and counted at the Special Meeting. If you do not wish to attend the Special Meeting or do not wish to vote in person, complete and deliver a form of proxy in accordance with the instructions given below.

Appointment of Proxy

The persons named in the enclosed form of proxy are officers or agents of the Company. A shareholder has the right to appoint a person (who need not be a shareholder of the Company), other than the persons designated in the enclosed form of proxy, to attend and vote for and on behalf of the shareholder at the Special Meeting. Such right may be exercised by striking out the names of the persons designated in the enclosed form of proxy and by inserting in the blank space provided for that purpose the name of the person to be appointed or by completing another proper form of proxy and, in either case, delivering the completed and executed proxy to the Company, at any time prior to the commencement of the Special Meeting or any adjournment thereof.

Depositing Proxies

To be voted, proxies should be received by the Company by no later than 10:00 a.m. (Toronto time) on the date of the Special Meeting or, if the Special Meeting is adjourned, at any time prior to the commencement of such adjourned meeting, although the Chairman of the Special Meeting has the discretion to accept proxies filed at any time prior to a vote being taken in reliance thereon at the Special Meeting or any adjournment thereof.

A proxy may be signed and deposited in writing or by electronic signature and may be transmitted by telephonic or electronic means to the Company at facsimile 813-832-5284 or email wmslaw@tampabay.rr.com. The mailing address of the Company is: in care of Michael T. Williams, Williams Law Group P.A., 2503 W. Gardner Ct., Tampa, Florida, 33611-4774.

Revoking Proxies

Any shareholder who executes and returns a proxy may revoke it, to the extent that it has not been exercised:

(a)
by depositing a written instrument signed by the shareholder or his, her or its attorney authorized in writing at the office of the Company, at any time up to the close of business on the last business day preceding the day of the Special Meeting or any adjournment thereof;

(b)
by depositing such written instrument with the Chairman of the Special Meeting on the day of the Special Meeting or any adjournment thereof at any time prior to a vote being taken in reliance on such proxy; or

(c)	in any other manner permitted by law.

A revocation may be signed and deposited in writing or by electronic signature and may be transmitted by telephonic or electronic means to the Company at facsimile 813-832-5284 or email wmslaw@tampabay.rr.com. The mailing address of the Company is: in care of Michael T. Williams, Williams Law Group P. A., 2503 W Gardner Ct., Tampa, Florida, 33611-4774.

Non-Registered or Beneficial Shareholders

Your shares may not be registered in your name but in the name of an intermediary (which is usually a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates) or nominee. If shares are listed in an account statement provided to you by a broker, then it is likely that those shares will not be registered in your name but under the broker's name or under the name of an agent of the broker such as a depositary or trust company that acts as the nominee for many brokerage firms.

If your shares are registered in the name of an intermediary or a nominee, you are a non-registered or beneficial shareholder (a "beneficial shareholder"). Beneficial shareholders should be aware that only shareholders whose names appear on the share register of the Company are entitled to vote in person or by proxy at the Special Meeting.

The Company has distributed copies of this Proxy Statement, the accompanying Notice, and Proxy to intermediaries for distribution to beneficial shareholders together with the intermediary's form of proxy or voting instruction form. Unless you have waived your rights to receive these meeting materials, intermediaries are required to deliver them to you as a non-registered shareholder of the Company and to seek your instructions as to how to vote your shares. Brokers or agents can only vote the shares of the Company if instructed to do so by the beneficial shareholder.

Every broker or agent has its own mailing procedure and provides its own instructions. Typically, a beneficial shareholder will be given a voting instruction form which must be completed and signed by the beneficial shareholder in accordance with the instructions provided by the intermediary. The purpose of this form is to seek permission from the beneficial shareholder on how to vote on behalf of or otherwise represent the beneficial shareholder. A beneficial shareholder cannot use this form to vote or otherwise represent shares in person at the Special Meeting. If you are a beneficial shareholder, you must follow the instructions provided by the intermediary in order to ensure that your shares are voted or otherwise represented at the Special Meeting.

Typically, the intermediary mails the voting instruction form to the beneficial shareholders and asks beneficial shareholders to return the instruction forms to the intermediary. The intermediary then tabulates the results of all instructions respecting the shares to be represented at the Special Meeting and delivers the tabulated instructions to the Company’s registrar and transfer agent. The instruction form must be returned to the intermediary well in advance of the Special Meeting in order to have the shares voted or otherwise represented at the Special Meeting.

Occasionally, a beneficial shareholder may be given a proxy that has already been signed by the intermediary. This form of proxy is restricted to the number of shares owned by the beneficial shareholder but is otherwise not completed. This form of proxy does not need to be signed by you. In this case, you can complete and deliver the proxy as described above under the heading “Registered Shareholders”.

If a beneficial shareholder who receives a voting instruction form wishes to attend and vote at the Special Meeting in person (or have another person attend and vote on their behalf), the non-registered shareholder should follow the instructions provided by the intermediary. A beneficial shareholder has the right to demand and to receive from an intermediary holding shares on his, her or its behalf, a proxy enabling the beneficial shareholder to attend the meeting and to vote the shares.

A beneficial shareholder may revoke a voting instruction or a waiver of the right to receive meeting materials and to vote given to an intermediary at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the intermediary well in advance of the Special Meeting.

Beneficial shareholders should follow the instructions on the forms they receive and contact their intermediaries promptly if they need assistance.

Exercise of Discretion by Proxies

All properly executed Proxies, not previously revoked, will be voted at the Special Meeting in accordance with the instructions contained therein. In the absence of such instructions, the Proxy will be voted in favour of the matters specified in the Notice of the Special Meeting. In the event, not presently anticipated, that any other matter is brought before the Special Meeting and is submitted to a vote, the Proxy may be voted in accordance with the judgment of the persons named therein. The Proxy also confers discretionary authority in respect of amendments to or variations in all matters which may properly come before the Special Meeting.

Proxies returned by intermediaries as “non-votes” because the intermediary has not received instructions from the beneficial shareholder with respect to the voting of certain shares or, under applicable regulatory rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the Special Meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such intermediary “non-votes” will, however, be counted in determining whether there is a quorum.

RECORD DATE

The close of business on the day before the notice of the Special Meeting is givenis the record date for the determination of shareholders entitled to receive notice of the Special Meeting (the “Record Date”). Accordingly, only shareholders of record on such Record Date are entitled to vote at the Special Meeting, or any adjournment thereof, except to the extent that any such shareholder has transferred shares after such Record Date and the transferee of those shares (i) produces properly endorsed share certificates, or (ii) otherwise establishes ownership of the shares and demands, not later than ten days before the Special Meeting, or any adjournment thereof, that his, her or its name be included in the list prepared by the Company before the Special Meeting, or any adjournment thereof, in which case the transferee shall be entitled to vote at the Special Meeting, or any adjournment thereof.

OUTSTANDING VOTING SECURITIES, VOTING AT SPECIAL MEETING AND QUORUM

At the close of business on the Record Date, the Company had outstanding 22,250,000 shares of common stock, without par value per share (the "Common Stock"). The holders of shares of Common Stock are entitled to one vote per share on each matter that properly comes before the Special Meeting. Unless otherwise required by law, every question coming before the Special Meeting shall be determined by a majority of votes duly cast on the matter. No group of shareholders has the right to elect a specified number of directors.

Quorum

The presence of two or more persons holding or representing 20% or more of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum.

PRINCIPAL SHAREHOLDERS

The following table sets forth the names of each person who, or corporation which, to the knowledge of the directors and officers of the Company, beneficially owns or exercises control over, directly or indirectly, more than 10% of the outstanding voting securities of the Company, as well as the number of voting securities so owned, controlled or directed by each such person or corporation and the percentage of the outstanding voting securities of the Company so owned, controlled or directed, as of December 31, 2007.

Name	Number of Voting Securities	Type of Ownership	Percentage of Outstanding Shares of Common Stock
Estate of Richard Smitten, by Kelly Smitten, Executrix and Beneficiary, and Kelly Smitten individually (1)	15,275,000	Direct	68.65%

Notes:

(1)
The estate of Richard Smitten owns 15,270,000 Common Shares and the beneficiary of the estate who is expected to receive these shares is Kelly Smitten, his daughter. In addition, Kelly Smitten personally owns 5,000 Common Shares.

The current directors and officers of the Company own or control, directly or indirectly, no outstanding shares of Common Stock as of December 31, 2006.

As a result of Richard Smitten’s death, a change of control of the Company has occurred since the beginning of fiscal year 2006. The estate of Richard Smitten now holds 15,270,000 Common Shares. The designated beneficiary of these shares is the daughter of Richard Smitten, Kelly Smitten, who herself owns 5,000 Common Shares. In total, Kelly Smitten will direct the voting of 68.65% of the Common Shares entitled to vote at the Special Meeting.

(2)  PART TWO
PURPOSE OF THE SPECIAL MEETING AND STATEMENT OF
EXECUTIVE COMPENSATION

PURPOSE

At the Special Meeting, shareholders will be asked to consider and vote upon the following:

(i)
to receive the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2005 and 2004 and to receive the interim (unaudited) financial statements for the periods ended September 30, 2006, available in annual and quarterly reports filed with the SEC at this location http://www.sec.gov/cgi-bin/browse-edgar?
company=smitten+press&CIK=&filenum=&State=&SIC=&owner=include&action=getcompany;

(ii)
consider and, if deemed advisable, to pass, with or without variation, a resolution reappointing Salberg & Company, P.A., Boca Raton FL, as the auditors of the Corporation and authorizing the directors to fix the terms of engagement and remuneration for such auditors;

(iii)
a proposal to continue Smitten Press under the laws of the State of Nevada, and effect a merger of Smitten Press with its wholly-owned subsidiary, a Nevada corporation, with the result of reincorporating Smitten Press in the State of Nevada (the “Continuance and Reincorporation Proposal”) ;

(iv)
a proposal to effect a reverse split (consolidation) of the outstanding shares of the common stock of Smitten Press, with the ratio of the reverse split being in the range of one for ten (1:10) to one for forty (1:40), the exact ratio being determined by the Board of Directors (the “Share Consolidation Proposal”), and then to reduce the number of authorized shares following the reverse split and

(v)	to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Votes Required

With respect to each of the Continuance and Reincorporation Proposal and the Share Consolidation Proposal, the affirmative vote of two-thirds (2/3) of the votes cast by holders of shares of Common Stock, represented in person or by proxy and entitled to vote at the Special Meeting, will be required to approve such Proposal.

With respect to the reappointment of Salberg & Company, P.A., Boca Raton FL, as the auditors of the Corporation and authorizing the directors to fix the terms of engagement and remuneration for such auditors, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock, represented in person or by proxy and entitled to vote at the Special Meeting, will be required for approval.

Proxies

Unless otherwise specified, the shares of Common Stock represented by the accompanying form of proxy, properly executed and returned, will be voted FOR each of the proposals as described herein. As to any other matters that may properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their best judgment.

Proxies marked "Abstain" with respect to a particular Proposal, shares represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the Special Meeting but with respect to which the broker or nominee is not empowered to vote on a particular Proposal) and proxies marked "Withhold" will be counted for purposes of determining whether there is a quorum at the meeting, but will not be included in determining the number of votes cast with respect to such matter.

Any registered shareholder giving a proxy has the right to revoke the proxy at any time before it is voted by giving written notice to the Company prior to the commencement of the Special Meeting or to the Chairman of the Special Meeting at any time prior to the vote being taken using such proxy. The Company will bear the cost of preparing and mailing proxy materials as well as the cost of soliciting proxies. In addition to solicitation by mail, employees or representatives of the Company may personally solicit proxies. Such persons will receive no additional compensation for such work.

This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about January 27, 2007.

Common Questions and Answers

Q: WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A: You are receiving this proxy statement and proxy card because you own shares of Common Stock of Smitten Press. This proxy statement describes issues on which you are being asked and that you are entitled, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the proxy card, you appoint Donald A. Sheldon, Ontario legal counsel to the Company or, in his place and stead, Sandra Cameron-Milks, his law clerk and assistant, as your representatives at the Special Meeting of shareholders. Donald A. Sheldon, (or his alternate) will vote your shares, as you have instructed him in the proxy card, at the Special Meeting. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Special Meeting just in case your plans change. If you have signed and returned the proxy card and an issue comes up for a vote at the Special Meeting that is not identified in this proxy statement, Donald A. Sheldon (or his alternate) will vote your shares on such issue in accordance with his best judgment.

Q: WHY IS A REVERSE STOCK SPLIT BEING PROPOSED?

A: The purpose of the reverse split (share consolidation) is to reduce the number of outstanding shares in an effort to locate new business opportunities in the Company. The Company’s initial business plan, based upon developing a tourist-related business in New Orleans LA, was developed prior to the death of our former president, Richard Smitten. As a result of Mr. Smitten’s death, management has determined that the Company must take other action to enhance shareholder value, including but not limited to management selling its controlling interest in the Company to third parties who would then develop or acquire a new business in the Company.

Although management has held preliminary discussions with third parties concerning such a transaction, it has not entered into any non-binding arrangement such as a letter of intent or into any binding commitment, agreement or understanding with a third party.

Q: WHAT ARE THE PRINCIPAL FEATURES AND EFFECTS OF THE REVERSE STOCK SPLIT?

The proposal is for a reverse split of all of the outstanding shares of Common Stock, with the ratio of the reverse split being in the range of one for ten (1:10) to one for forty (1:40), the exact ratio to be determined by the board of directors of the Company (the “Board”). The table below demonstrates the effect on the number of shares of Common Stock outstanding as a result of the reverse split at various ratios. The table below assumes there are 22,250,000 shares of Common Stock outstanding on the date the reverse split is effected.

Ratio of Reverse Split	Resulting # of Shares Outstanding

One for Ten (1:10)	2,225,000

One for Twenty (1:20)	1,112,500

One for Thirty (1:30)	741,666.67

One for Forty (1:40)	556,250

The immediate effect of reducing the number of shares of the Company’s Common Stock outstanding should be to increase the trading price of the Common Stock. However, there can be no assurance that the trading price of the Common Stock after the reverse split will rise in inverse proportion to the reduction in the number of shares of Common Stock outstanding. The share price following the reverse split will depend on the ratio selected and the reaction of the public market for Common Stock, as well as other factors, all as discussed in greater detail in the section entitled, "Proposal 2—Reverse Split—Reasons for and Risk Factors Associated with the Reverse Split".

The reverse split will not have any dilutive effect on the Company's shareholders since each shareholder would hold the same percentage of Common Stock outstanding immediately following the reverse split as such shareholder held immediately prior to the reverse split. The reverse split would not affect the relative voting and other rights that accompany the shares of Common Stock. It is also proposed to reduce the number of authorized shares following the reverse split so that there is not an excessive amount of authorized shares and so that, if Smitten Press continues (i.e. reincorporates) under the laws of the State of Nevada, Smitten Press is not obligated to pay an excessive amount of franchise taxes (which are calculated in Nevada, in part, by the number of authorized shares). See the section entitled, "Proposal 2—Reverse Split—Proportionate Reduction of Authorized Shares" for more information.

Q: WHY IS THE COMPANY REINCORPORATING IN NEVADA?

A: Management believes that the reincorporation in Nevada will give the Company more flexibility and simplicity in various corporate transactions. As a company whose stock is qualified for quotation only in the United States, the Company will be governed by the laws of a state of the United States rather than the laws of the province of Ontario, Canada. In addition the Company will have the letter “F,” designating it as a foreign corporation, removed from its trading symbol. U.S. investors may view a potential investment in the Company more favorably as a result, although there is no assurance this will happen.

Nevada has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. Nevada has developed a flexible body of corporate law that is responsive to the needs of modern business. Nevada has taken affirmative steps to encourage corporations to establish themselves in the state of Nevada, including reduced filing fees and corporate taxes, expedited filing procedures and flexible policies. Management believes that the advantages offered by the corporate laws of Nevada will make the Company a more manageable corporation for accomplishing its business activities.

Q: WHAT ARE THE PRINCIPAL FEATURES AND EFFECTS OF THE REINCORPORATION?

A: If Smitten Press continues (i.e. reincorporates) into Nevada, the affairs of Smitten Press will cease to be governed by Ontario Canada corporation laws and will become subject to Nevada corporation laws. Upon the reincorporation, Smitten Press would be governed by a new Nevada certificate of incorporation and new Nevada bylaws. Apart from being governed by these new charter documents and Nevada corporation law, for all other purposes, the resulting Nevada corporation will be the same entity as Smitten Press. It will continue with all of the assets, properties and liabilities of Smitten Press and will continue with all of the same officers and directors of Smitten Press. The reincorporation will not result in any change in headquarters, business, jobs, management, location of any offices or facilities, or number of employees. The reincorporation will not result in a change in the name of the company and will not result in a change in Smitten Press's current trading status on the Over-The-Counter Electronic Bulletin Board.

The reincorporation will be effected pursuant to a continuation of Smitten Press to the State of Nevada, followed by a merger to be entered into by Smitten Press with its wholly-owned Nevada subsidiary with the same name, which will provide, among other things, that each outstanding share of Common Stock of Smitten Press will automatically be converted into one share of common stock of the resulting Nevada corporation. If the reverse split proposal (as discussed below) is approved and the reverse split is effected coincident to the reincorporation, the merger agreement will instead provide that the outstanding shares of Common Stock of Smitten Press would be automatically exchanged for a lesser number of shares of common stock of the resulting Nevada corporation, such lesser number to be calculated in accordance with the selected reverse split ratio. See the sections entitled, "Proposal 1—Reincorporation as a Nevada Corporation—Summary", "—General", "—No Change in Business, Jobs, Physical Location, Etc." "—The Merger Agreement" for more information.

Q: DOES MANAGEMENT RECOMMEND VOTING IN FAVOR OF THE PROPOSALS?

A: Yes, management and the Board recommends that the shareholders vote "FOR" all of the proposals within this Proxy Statement.

Management has determined that the reincorporation into Nevada is in the best interests of Smitten Press and its shareholders because Nevada has adopted, implemented and interpreted comprehensive and flexible corporate laws responsive to the legal and business needs of corporations, providing more flexibility in practice and more certainty in interpretation and application than currently exists under the corporate laws of Ontario, Canada as well as removing the “F” from the Company’s trading symbol. Accordingly, management recommends that Smitten Press shareholders vote "FOR" the reincorporation into Nevada.

Reverse Split. Management has determined that the reverse split is in the best interests of Smitten Press and its shareholders in order to increase the attractiveness of the Company to prospective persons who would develop or acquire a new business in the Company; accordingly, management recommends that Smitten Press shareholders vote "FOR" the reverse split.

Q: WHAT IS THE PROCEDURE FOR VOTING?

A: You may vote either by mail or in person at the Special Meeting. To vote by mail, please complete, date, sign, and promptly return the accompanying proxy card. If you mark your proxy card to indicate how you want your shares voted on each Proposal, your shares will be voted as you instruct. If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "FOR" each of the Proposals.

If you want to vote in person, please come to the Special Meeting. Written ballots will be passed out to anyone who wants to vote at the Special Meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the Special Meeting.

Q: DO I HAVE DISSENTERS' RIGHTS?

A: Yes. Under section 181 of the Business Corporations Act (Ontario) (“OBCA”), a continuance of an Ontario corporation under the laws of another jurisdiction (in this case Nevada) gives rise to the right of dissenting shareholders to be paid fair value for their shares in accordance with the procedures set out in section 185 of the OBCA. Please refer to the section entitled “Dissenters’ Rights or Appraisal Rights” for more information.

Q: WHAT DO I DO WITH MY STOCK CERTIFICATES?

A: Only if and when the reverse split is effected will shareholders need to exchange their stock certificates. If and when the reverse split is effected, Smitten Press or it's transfer agent will send you a transmittal letter containing instructions on how to exchange your certificate(s) representing your shares of the Common Stock of Smitten Press for certificates representing the appropriate number of whole shares of Common Stock of Smitten Press (or, if the reincorporation is effected, common stock of the resulting Nevada corporation) as a result of the reverse split. See the section entitled, "Proposal 2—Reverse Split—Effect On Registered Certificated Shares" for more information.

EXECUTIVE COMPENSATION

The following table summarizes the compensation of the individuals who were the Chief Executive Officer of the Company and the Chief Financial Officer (or who would be considered to act in a similar capacity, the “Named Executive Officers”) for each of the Company's three most recently completed financial years. No officers of the Company earned annual salary and bonus in excess of $150,000 for the financial years ended December 31, 2006, 2005 and 2004.

Summary Compensation Table

Named Executive Officer		Annual Compensation			Long-term Compensation
Name & Principal Position	Financial Year	Salary	Bonus	Other Annual Compensation ($)	Securities Under Options/ SARs (1) Granted (#)	Shares or Units Subject to Resale Restrictions ($)	LTIP (2) Payouts ($)	All Other Compensation ($)
Richard Smitten, President (3)	2006 2005	Nil $120,000(4)	Nil $100,000(4)	Nil Nil	N/A N/A	Nil Nil	Nil Nil	Nil Nil
	2004	Nil	Nil	Nil	N/A	Nil	Nil	Nil

Michael T. Williams, President (4)	2006	Nil	Nil	Nil	N/A	Nil	Nil	Nil

Notes:

(1)	"SARs" means stock appreciation rights.
(2)	Long-term incentive plans.
(3)	Richard Smitten acted as the President from June 30, 2003 until his death on September 13, 2006.
(4)	US dollars. This compensation to Richard Smitten was accrued and not paid.
(5)	Michael T. Williams was appointed as President of the Company on November 30, 2006.

Option/SAR Grants During the Most Recently Completed Financial Year

The Company did not grant stock options during the most recently completed financial year.

Aggregated Option/SAR Exercised During the Most Recently Completed Financial Year and Financial Year-End Option/SAR Values for the Named Executive Officer

No stock options were exercised during the most recently completed financial year and no stock options were outstanding as at the ending of the most recently completed financial year.

Long Term Incentive Plans

The Company has no long term incentive plans.

Equity Compensation Plan Information

The Company does not presently have a stock option plan.

Other Compensation Matters

As at the end of the most recently completed financial year, there was no Executive Compensation Plan or pension plan benefits in place for any of the Named Executive Officers. In addition, there are no plans in place with respect to any of the Named Executive Officers for termination of employment or change in responsibilities.

Insurance

The Company did not purchase directors and officers liability insurance during the most recently completed financial year.

Indebtedness of Directors, Executive Officers and Employees

No individual who is or, at any time since the beginning of the most recently completed financial year, was a director, senior officer or employee of the Company, and no associate of any such director, senior officer, employee is or, at any time since the beginning of the last completed financial year, was indebted to the Company.

Management Contracts

There are no management services provided to the Company or any subsidiary of the Company which are performed by persons other than a director or executive officer of the Company.

REPORT ON EXECUTIVE COMPENSATION

Compensation of Executive Officers – Policy

It is the responsibility of the Board as a whole to determine the level of compensation in respect of the Company’s senior executives with a view to providing such executives with a competitive compensation package having regard to responsibilities and performance.

Compensation of Directors

Directors currently receive no fees for acting as directors of the Company.

Composition of the Compensation Committee

The Company does not have a compensation committee. The Board at the end of the most recently completed financial year consisted of G. Storey Badger and Richard Smitten (who acted as President until his death on September 13, 2006). Michael T. Williams was elected as a director during the special meeting of the shareholders held on November 28, 2006.

PART THREE

MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING

Board of Directors

The Board of Directors consists of two (2) directors, Michael T. Williams and G. Storey Badger. G. Storey Badger has held the position of director since 2003, and is a resident of Ontario, Canada. Michael T. Williams was elected as a director of the Company at the special meeting of the shareholders held on November 28, 2006, following the death of Richard Smitten on September 13, 2006, in order to re-establish a quorum of the Board. Michael T. Williams is a resident of Florida, U.S.A. Both Michael T. Williams and G. Storey Badger will continue in office as directors following this Special Meeting, and no election or re-election of directors is proposed for voting at this Special Meeting. Michael T. Williams is President of the Company and also acts as U.S. corporate legal counsel to the Company. In respect of the fiscal year ended December 31, 2006, the total billings for legal services rendered to and on behalf of the Company by Michael T. Williams, directly or indirectly, was $0. Michael T. Williams and Ms. Kelly Smitten have agreed that Mr. Williams will receive as legal fees for past and future services to the Company and for services to other corporations of which Mr. Smitten was or is officer, director and/or controlling shareholder, 40% of the net proceeds of sale of control of the Company, if such a transaction occurs in the future.

Further information regarding the directors may be found in the section entitled “Matters to be Acted upon at the Meeting” of the proxy statement provided to shareholders of record for the special meeting held on November 28, 2006.

a)  Financial Statements

The audited consolidated financial statements of the Company for the fiscal year ended December 31, 2005 and 2004 and the interim (unaudited) financial statements for the periods ended September 30, 2006, available in annual and quarterly reports filed with the SEC at this location http://www.sec.gov/cgi-bin/browse-edgar?company=smitten+press&CIK=&filenum=&State=&SIC=&owner=include&action=getcompany, will be placed before the shareholders at the Special Meeting. The unaudited financial statements have been approved by the Board of the Company.

b)  Auditors

Shareholders will be requested to re-appoint Salberg & Company, P.A., Boca Raton FL, as auditors of the Company to hold office until the next annual meeting of the Company, and to authorize the directors to fix the auditors’ remuneration and terms of engagement.

Salberg & Company, P.A., Boca Raton FL, were first appointed auditors of the Company in 2005.

To be approved, the resolution requires the affirmative vote of a majority of the votes cast on the resolution. Proxies received in favour of management will be voted in favour of the reappointment of Salberg & Company, P.A. as auditors of the Company to hold office until the next annual meeting of shareholders and the authorization of the directors to fix their terms of engagement and remuneration, unless the shareholder has specified in a proxy that his, her or its shares are to be withheld from voting in respect thereof.

c) PROPOSAL 1 - CONTINUANCE AND REINCORPORATION AS A NEVADA CORPORATION

Summary

The principal effects of the continuance and reincorporation under the laws of the State of Nevada will be that:

•	The affairs of Smitten Press will cease to be governed by Ontario, Canada corporation laws and will become subject to Nevada corporation laws.

•
The resulting Nevada corporation will have the same name as Smitten Press and will continue with all of the rights, privileges and powers of Smitten Press, will continue with the same officers and directors of Smitten Press, will possess all of the properties of Smitten Press and will continue with all of the debts, liabilities and obligations of Smitten Press.

General

Management recommends that the shareholders approve the export of Smitten Press from the Province of Ontario, Canada and continuance and reincorporation in the State of Nevada. Once continued from Ontario into Nevada, Smitten Press would complete the reincorporation by merging into its wholly-owned subsidiary, a Nevada corporation also called Smitten Press: Local Lore and Legends, Inc. Smitten Press would effect the merger by entering into a plan of merger pursuant to Nevada law. . At the effective time of the merger, Smitten Press would file with the Nevada Secretary of State Articles of Merger, a draft copy of which is attached as Appendix A hereto. The Certificate of Incorporation then issued will govern Smitten Press as a Nevada corporation, a draft copy of which is attached as Appendix B (the "Nevada Certificate of Incorporation"). In addition, the Board of Smitten Press will adopt bylaws for the resulting Nevada corporation going forward, a draft copy of which are attached as Appendix C (the "Nevada Bylaws"). Apart from being governed by the Nevada Certificate of Incorporation, the Nevada Bylaws and Nevada corporation law, for all other purposes, Smitten Press as a Nevada corporation will be the same entity as Smitten Press as an Ontario, Canada corporation. It will continue with all of the rights, privileges and powers of Smitten Press; it will continue with the same officers and directors of Smitten Press; it will possess all of the properties of Smitten Press; and it will continue with all of the debts, liabilities and obligations of Smitten Press.

Reasons for the Reincorporation

Management believes that the continuance and reincorporation in Nevada will give the Company more flexibility and simplicity in various corporate transactions. As a company whose stock is qualified for quotation only in the United States, the Company will be governed by the laws of a state of the United States rather than of the province of Ontario, Canada and the Company will have the letter “F,” designating it as a foreign corporation, removed from its trading symbol. U.S. investors may view a potential investment in the Company more favorably as a result, although there is no assurance this will happen.

Nevada has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. Nevada has developed a flexible body of corporate law that is responsive to the needs of modern business. Nevada has taken affirmative steps to encourage corporations to establish themselves in the state of Nevada, including reduced filing fees and corporate taxes, expedited filing procedures and flexible policies. Management believes that the advantages offered by the corporate laws of Nevada will make the Company a more manageable corporation for accomplishing its business activities.

No Change in Business, Jobs, Physical Location, Etc.

The continuance and reincorporation will effect a change in the legal domicile of Smitten Press and other changes of a legal nature, the most significant of which are described below under the heading "Comparison of Shareholder Rights Before and After the Reincorporation." The reincorporation will not result in any change in headquarters, business, jobs, management, location of any of the physical offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation). The continuance and reincorporation will not result in a change in the name of the Company and will not result in a change in Smitten Press's current trading status on the Over-The-Counter Electronic Bulletin Board. The Company’s management, including all directors and officers, will remain the same in connection with the continuance and reincorporation and will assume identical positions with Nevada-incorporated Smitten Press. None of the Company's subsidiaries will be changing their respective states or jurisdictions of incorporation, or making any other changes, in connection with the reincorporation, other than the merger of Smitten Press with its wholly-owned Nevada subsidiary with the identical name. The Continuance and Reincorporation Proposal will not affect any of the Company's material contracts with any third parties and the Company's rights and obligations under such material contractual arrangements will continue as rights and obligations of Smitten Press as a Nevada corporation.

Mechanism for Reincorporation into Nevada

The process for converting Smitten Press to a Nevada corporation calls for the Nevada Articles of Merger to be filed with the Nevada Secretary of State at approximately the time desired for the merger to take effect.

The Merger Agreement

The continuance and reincorporation will be effected pursuant to the Merger Agreement to be entered into by Smitten Press. The Merger Agreement provides that the Company (subsequent continuance under the laws of Nevada) will merge into its wholly-owned subsidiary, a Nevada corporation, with all of the assets, rights, privileges and powers of Smitten Press, and all property owned by Smitten Press, all debts due to Smitten Press, as well as all other causes of action belonging to Smitten Press, remaining vested in Nevada-incorporated Smitten Press. Smitten Press will remain as the same entity following the merger. The directors and officers of Smitten Press immediately prior to the merger will be the directors and officers of Nevada-incorporated Smitten Press and the subsidiaries of Smitten Press will be the subsidiaries of Nevada-incorporated Smitten Press, save and except for the one subsidiary with which Smitten Press merges.

If the reverse split (as described in Proposal 2 below) is approved by the shareholders and if the Board decides to effect the reverse split coincident to the reincorporation, at the effective time of the merger, the outstanding shares of Common Stock would be automatically converted into a lesser number of shares of common stock of the resulting Nevada corporation calculated in accordance with the selected ratio of between one for ten (1:10) to one for forty (1:40). If the reverse split is not approved by the shareholders or if the Board decides not to effect the reverse split coincident to the reincorporation, at the effective time of the merger, each outstanding share of Common Stock of Smitten Press will automatically be converted into one share of common stock of the resulting Nevada corporation. All fractional shares (which would only result if Smitten Press were to effect the reverse split coincident to the reincorporation) that would otherwise result from the merger/reverse split will be rounded up to the next nearest whole share. If Smitten Press effects the reverse split coincident to the merger, you will have to exchange your existing Smitten Press stock certificates for stock certificates of the resulting Nevada corporation (see "Effect on Registered Certificated Shares" in the discussion on Proposal 2, below). If only the merger is effected, you will not have to exchange your existing Smitten Press stock certificates of the Company for stock certificates of the resulting Nevada corporation; however, after the merger, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to Smitten Press's transfer agent for cancellation and obtain a new certificate.

Required Vote for the Reincorporation

Approval of the Continuance and Reincorporation Proposal requires the affirmative vote of 2/3 of the votes cast by holders of shares of Common Stock represented in person or by proxy, and entitled to vote, at the Special Meeting.

A vote in favor of the Continuance and Reincorporation Proposal is a vote to approve the continuance, reincorporation and merger. A vote in favor of the Continuance and Reincorporation Proposal is also effectively a vote in favor of the Nevada Certificate of Incorporation and the Nevada Bylaws.

Shareholders who oppose the Continuance and Reincorporation Proposal should refer to the heading “PART FOUR - MISCELLANEOUS - Dissenters' Rights Or Appraisal Rights”, below.

Effective Time

If the Continuance and Reincorporation Proposal is approved, the reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the Articles of Merger filed with the Secretary of State of Nevada, and the filing and acceptance thereof by the Ministry of Consumer and Business Services of Ontario, Canada of the continuance to Nevada and within 60 days after the Certificate for the Articles of Merger is issued by the Secretary of State of Nevada. If the Continuance and Reincorporation Proposal is approved, it is anticipated that the Board will cause the reincorporation to be effected as promptly as reasonably possible following such approval. However, the continuance, reincorporation and merger may be delayed by the Board or may be terminated and abandoned by action of the Board at any time prior to the effective time of the continuance, reincorporation and merger, whether before or after the approval by Smitten Press's shareholders, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the continuance, reincorporation or merger should be delayed or would be inadvisable or not in the best interests of Smitten Press and its shareholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

If the Continuance and Reincorporation Proposal fails to obtain the requisite vote for approval, the reincorporation will not be consummated and Smitten Press will continue to be incorporated in Ontario, Canada.

SIGNIFICANT CHANGES IN THE COMPANY'S CHARTER AND BY-LAWS TO BE IMPLEMENTED IF THE SHAREHOLDERS APPROVE THE CHANGES TO THE ARTICLES OF INCORPORATION AND BY-LAWS

The Company was incorporated under the laws of the Province of Ontario, Canada and will become reincorporated under the laws of the State of Nevada. Upon the reincorporation, the stockholders of the Company will become stockholders of a Nevada corporation and their rights as stockholders will be governed by Title 7, Chapter 78 of the Nevada Law.

If the shareholders approve the changes described in this proxy regarding the Articles of Incorporation and By-Laws of the Nevada corporation, and the changes take effect, the current Articles of Incorporation and By-Laws of the Company will no longer be applicable. There are significant differences between some of the provisions of the Articles of Incorporation and By-laws of the Company as compared to some of the provisions of the Articles and Bylaws of the Nevada corporation.

COMPARATIVE RIGHTS OF STOCKHOLDERS UNDER ONTARIO CANADA AND NEVADA LAW

The Nevada General Corporation Law (the "Nevada Code") differs from the Business Corporations Act (Ontario) (the "OBCA") in certain respects. It is impractical to describe all such differences, but the following is a summary description of some of the more significant differences. This summary description is qualified in its entirety by reference to the Nevada Code and the OBCA.

ELECTION AND REMOVAL OF DIRECTORS

In both Nevada and Ontario Canada, a director will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, and a director may be removed during his or her term with or without cause. However, under the Nevada Code, such removal must be approved by the vote of not less than two thirds of the voting power of the corporation at a meeting called for that purpose; whereas under the OBCA, such removal must be approved by a majority vote of the stockholders. Moreover, vacancies on the board of directors may be filled under the Nevada Code by the directors; whereas under the OBCA, such vacancies may be filled by either the stockholders or the directors.

INSPECTION OF BOOKS AND RECORDS

In both Nevada and Ontario Canada, certain stockholders have the right to inspect certain books and records of the Company. In Nevada, such a right is available to any stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding at least 5% of all of its outstanding shares. In Ontario Canada, such a right is available to any stockholder (and such stockholder's agent or attorney). Under the Nevada Code, the books and records that may be inspected are the company's stock ledger, a list of its stockholders, and its other books and records. Under the OBCA, the books and records that may be inspected are (i) the articles of incorporation, bylaws, minutes of stockholders meetings, names and residence addresses of the directors, and securities registers showing the names and addresses of those persons who are or have been shareholders, debtholders or warrantholders of the corporation within the past six years, details of the terms and particulars of issuances of such securities and a register of transfers of such securities. Under both the OBCA and Nevada Code, the inspection is to take place during normal business hours and copies of the inspected documents may be made by the stockholder.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

Both Nevada and Ontario Canada regulate transactions between a corporation and any of its directors or officers in which such director or officer is financially interested. Under Nevada law, such transactions are not automatically void or voidable if (i) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose, without counting the vote or votes of the common or interested director or directors, or (ii) the contract or transaction, in good faith, is ratified or approved by the holders of a majority of the voting power, or (iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the board of directors for actions, or (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve or ratify a contract or transactions.

Ontario Canada law provides a director or officers of a corporation who is a party to a material contract or transaction or proposed material contract or transaction with the corporation, or is a director of officer of, or has a material interest in, any person who is a party to a material contract or transactions or proposed material contract or transaction with the corporation, must disclose is writing to the corporation or request to have entered in the minutes of meetings of directors the nature or extent of his/her interest. In such circumstances, the applicable director shall not vote on any resolution to approve the contract or transaction. Subject to compliance with the foregoing, the director or officer is not accountable to the corporation or to its shareholders for any profit or gain realized from the contract or transaction and the contract or transaction is neither void nor voidable; similarly, notwithstanding non-compliance, the director or officer, acting honestly and in good faith, is not accountable to the corporation or to its shareholders for any profit or gain realized from any such contract or transaction by reason only of his/her holding the office of director or officer, and the contract or transaction, if it was reasonable and fair to the corporation at the time it was approved, is not by reason only of the directors’ or officers’ interests therein void or voidable where the contract or transaction is confirmed or approved by special resolution at a meeting of the shareholders called for that purpose and the nature and extent of the director’s or officer’s interest in the contract or transaction are disclosed in reasonable detail in the notice calling the meeting or the information circular sent to shareholders in respect thereof. However, subject to the foregoing, where a director or officer of a corporation fails to disclose his/her interest in a material contract or transaction in compliance with the foregoing or otherwise fails to comply with the provisions of the OBCA in this regard, the corporation or a shareholder of the corporation may apply to an Ontario court for an order setting aside the contract or transaction and directing that the director or officer account to the corporation for any profit or gain realized and any other order which the court thinks fit.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS

Nevada law permits corporations to indemnify its directors, officers, and other agents to a greater extent than Ontario Canada law.

NEVADA. Nevada law provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made either: (i) by the stockholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. The Articles of Incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions do not affect any right to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

ONTARIO CANADA. A corporation may indemnify a director or officer of the corporation, or a former director or officer of the corporation, or a person acting at the corporation’s request as a director or officer of a body corporate in which the corporation is or was a shareholder or creditor, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him/her in respect of a civil, criminal or administrative action or proceeding to which he/she is made a party by reason of being or having been a director or officer of such corporation or body corporate if he/she acted honestly and in good faith with a view to the best interests of the corporation and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he/she had reasonable grounds for believing that his/her conduct was lawful. Despite the foregoing, such a person is entitled to indemnity from the corporation in respect of all costs, charges and expenses reasonably incurred by the person in connection with the defence of any civil, criminal or administrative action or proceeding to which he/she is made party by reason of being or having been a director or officer of the corporation or body corporate, if the person seeking indemnity was substantially successful on the merits of his/her defence and fulfills the conditions referred to above. A corporation may purchase and maintain insurance for the benefit of any such person or persons against any liability incurred by such persons in their capacity as directors or officers of the corporation (except where the liability relates to the person’s failure to act honestly and in good faith with a view to the best interests of the corporation) or in their capacity as directors or officers of another body corporate where the person acts or acted in that capacity at the corporation’s request (except where the liability relates to the person’s failure to act honestly and in good faith with a view to the best interests of the body corporate). Indemnification extends to the person’s heirs and legal representatives.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

NEVADA. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the articles of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger, plus that initially issuable on merger of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

ONTARIO CANADA. Fundamental changes which amend the Articles (such as name changes, restrictions on the business which a corporation may carry on, changes to the authorized share capital or changes to the rights, privileges, restrictions or conditions attached to any classes of share capital), amalgamations, plans of arrangement and sales, leases or exchanges of all or substantially all of the property or assets of the corporation require approval of the shareholders. Where the holders of classes of shares are affected differently than holders of other classes of shares, the holders of each class are entitled to vote separately by class, by special resolution requiring the affirmative vote of two-thirds of the votes cast on such special resolution by each such class, unless, in certain limited circumstances, the Articles otherwise provide. A shareholder vote is not required for a corporation to amalgamate with a wholly-owned subsidiary.

STOCKHOLDERS' CONSENT WITHOUT A MEETING

NEVADA. Unless otherwise provided in the articles of incorporation or the bylaws, any actions required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after taking the actions, a written consent is signed by the stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an actions at a meeting, then that proportion of written consent is required. In no instance where action is authorized by written consent need a meeting of the stockholders be called or notice given.

ONTARIO CANADA. Except where a director or auditor of the corporation submits a written statement to the corporation regarding the resignation, removal or appointment of a director or auditor, respectively, any actions required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if such action is authorized by a resolution in writing signed by all of the shareholders (or their attorneys authorized in writing) entitled to vote on that resolution.

STOCKHOLDER VOTING REQUIREMENTS

NEVADA. Unless the articles of incorporation or bylaws provide for different proportions, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transactions of business. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors must be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business. An act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the actions.

ONTARIO CANADA. Unless the by-laws otherwise provide, the holders of a majority of the shares entitled to vote at a meeting of the shareholders, whether present in person or represented by proxy, constitute a quorum. The affirmative vote of a majority of the votes cast at a meeting of shareholders present in person or represented by proxy at the meeting is required for all matters except certain fundamental changes specified in the OBCA where a special resolution must be approved by two-thirds of the votes cast, and except for the election of directors where nominees receiving the largest number of votes cast on the election of directors will be so elected. Except in some limited instances where the Articles otherwise provide, where holders of a series or class of shares are affected by an amendment to the Articles in a manner different from holders of shares of another class or series, the holders of each such class or series are entitled to vote separately as a class or series whether or not the shares of such class or series otherwise carry the right to vote.

DIVIDENDS

NEVADA. A corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

ONTARIO CANADA. Dividend rights between classes of shares must be set out in a corporation’s Articles. Except for corporations in the mining, gas or oil business, corporations having at least 75% of their assets of a wasting character or corporations incorporated for the purpose of acquiring assets, converting them into cash and distributing the cash among their shareholders, a corporation is prohibited from paying a dividend or making a distribution if there are reasonable grounds for believing that the corporation is or, after the payment would be, unable to pay its liabilities as they come due, or the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities and stated capital of all classes.

ANTI-TAKEOVER PROVISIONS

NEVADA. Nevada's "Acquisition of Controlling Interest Statute" applies to Nevada corporations that have at least 200 stockholders, with at least 100 stockholders of record being Nevada residents, and that do business directly or indirectly in Nevada. At present, the Company has fewer than 100 Nevada residents as record stockholders. Where applicable, the statute prohibits an acquiror from voting shares of a target company's stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the company and a majority of the disinterested stockholders vote to restore the voting rights of the acquiror's shares at a meeting called at the request and expense of the acquiror. If the voting rights of such shares are restored, stockholders voting against such restoration may demand payment for the "fair value" of their shares (which is generally equal to the highest price paid in the transaction subjecting the stockholder to the statute). The Nevada Code also restricts a "business combination" with "interested stockholders", unless certain conditions are met, with respect to corporations which have at least 200 stockholders of record. A "business combination" includes (a) any merger with an "interested stockholder," or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder, (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an "interested stockholder," having (i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or (iii) representing 10% or more of the earning power or net income of the corporation, (c) any issuance or transfer of shares of the corporation or its subsidiaries, to the "interested stockholder," having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the "interested stockholder," (e) certain transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the "interested stockholder," or (f) the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an "interested stockholder." An "interested stockholder" is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation's voting stock. A corporation to which this statute applies may not engage in a "combination" within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder's acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares. If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) (i) the board of directors of the corporation approves, prior to such person becoming an "interested stockholder", the combination or the purchase of shares by the "interested stockholder" or (ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the "interested stockholder" at a meeting called no earlier than three years after the date the "interested stockholder" became such or (b) (i) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and (ii) prior to the consummation of the "combination", except in limited circumstances, the "interested stockholder" will not have become the beneficial owner of additional voting shares of the corporation.

ONTARIO CANADA. Ontario’s “Securities Act” applies to all corporations with shareholders resident in Ontario or whose shares are traded on a stock exchange in Ontario. With certain limited exceptions, every offer to acquire outstanding voting or equity securities made to any person or company who is in Ontario, where the securities which are subject to the offer, together with the offeror’s currently-held securities, constitute 20% or more of the outstanding securities of that class must make a formal take-over bid to all holders of securities of that class that is subject to the bid who are in Ontario and must comply with the formal take-over bid rules set out in such Act, its Regulations and its Rules. Every offeror that acquires ownership, control or direction over securities of any reporting issuer (i.e. public company) in Ontario that, together with such offeror’s previously-held securities of that class, would constitute 10% or more of the outstanding securities of that class, must issue and file a press release and refrain from acquiring any additional securities of that class until one business day after the press release is issued and a report in respect thereof is filed with the Ontario Securities Commission. Until such offeror holds 20% or more of the outstanding securities of that class, whenever an additional 2% or more of the outstanding securities of the class are acquired, the offeror must again issue a news release and refrain from acquiring additional securities of that class until one business day after the news release is issued and a report thereof is filed with the Ontario Securities Commission.

APPRAISAL RIGHTS; DISSENTERS' RIGHTS

NEVADA. Nevada Law similarly limits dissenters rights, when the shares of the corporation are listed on a national securities exchange included in the National Market System established by the National Association of Securities Dealers, Inc. or are held by at least 2,000 stockholders of record, unless the stockholders are required to accept in exchange for their shares anything other than cash or (i) shares in the surviving corporation, (ii) shares in another entity that is publicly listed or held by more than 2,000 stockholders, or (iii) any combination of cash or shares in an entity described in (i) or (ii). Also, the Nevada Code does not provide for dissenters' rights in the case of a sale of assets.

ONTARIO CANADA. For a description of dissenters’ rights, see “Dissenters’ Rights or Appraisal Rights” below.

SPECIAL MEETINGS OF STOCKHOLDERS

NEVADA. The Nevada Code provides that a special meeting of stockholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of stockholders. Smitten Press Nevada's current Articles of Incorporation do not include any such provision. The current Bylaws of Smitten Press Nevada provide that a special meeting of stockholders may be called by the board of directors, the president, or a majority of the stockholders of record of all shares entitled to vote.

ONTARIO CANADA. A special meeting of shareholders may be called by: (i) a corporation’s board of directors at any time; (ii) the holders of not less than 5% of the issued shares of the corporation that carry the right to vote at a meeting sought to be held if, after such holders requisition the directors to call a meeting of shareholders, the directors fail to call the meeting within 21 days after receiving the requisition; (iii) if there is not a quorum of directors or if there has been a failure to elect the number of directors required by the Articles, the directors then in office shall forthwith call a special meeting of shareholders to fill the vacancy; or (iv) if the directors fail to call a meeting to elect a quorum of directors or if there are no directors then in office, the meeting may be called by any shareholder to elect directors.

Accounting Treatment Of The Continuance And Reincorporation

The continuance, reincorporation and merger has no affect from an accounting perspective because there is no change in the entity as a result of the reincorporation/merger. Accordingly, the historical consolidated financial statements of the Company, which previously have been reported to the SEC on Forms 10-K, 10-KSB, 10-Q and 10-QSB, among others, as of and for all periods through the date of this proxy statement, remain the consolidated financial statements of Nevada incorporated Smitten Press. As a result of the continuance and reincorporation in Nevada, the Company will no longer be required to file informational or tax returns in Ontario, Canada.

Regulatory Approval

To the Company's knowledge, the only required regulatory or governmental approvals or filings necessary in connection with the consummation of the continuance and reincorporation will be the receipt of authorization for the filing of an Application for Continuance with the Director under the OBCA in Ontario, Canada and the filing of the Certificate of Incorporation and the Certificate of Merger with the Secretary of State of Nevada.

Circular 230 Tax Disclosures

Certain United States federal income tax consequences of the proposed transactions described herein are discussed below in the Sections entitled "Certain U.S. Federal Income Tax Consequences of the Reincorporation" and "Certain U.S. Federal Income Tax Consequences of the Reverse Split". These discussions are based upon the United States Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service, nor an opinion of counsel, regarding these tax issues. Further, these discussions do not address all federal income tax consequences that may be relevant to a particular holder of shares of Common Stock or options to acquire Common Stock, or any foreign, state or local tax considerations.

The following disclosures are intended to comply with applicable Treasury Regulations. The discussions of certain U.S. federal income tax consequences referenced above and set forth below are not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer. These discussions of certain U.S. federal income tax consequences are written to support the promotion or marketing of the transactions described herein. Accordingly, holders of Common Stock and options to acquire Common Stock are strongly urged to seek advice based on each holder's own particular circumstances from an independent tax advisor.

Certain U.S. Federal Income Tax Consequences of the Reincorporation

The following discussion addresses certain of the material federal income tax consequences of the reincorporation that are applicable to holders of shares of Common Stock.

The Company believes that the reincorporation of the Company from Ontario, Canada to Nevada will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Accordingly, it would generally be the case for U.S. federal income tax purposes that: (i) no gain or loss will be recognized by the holders of shares of Common Stock upon consummation of the reincorporation, (ii) the aggregate tax basis of shares of the resulting Nevada corporation's common stock received in the reincorporation will be the same as the aggregate tax basis of shares of Common Stock exchanged in the reincorporation, (iii) the holding period of the shares of the resulting Nevada corporation's common stock received in the reincorporation will include the period for which shares of the Common Stock were held, and (iv) the Company will not recognize any gain or loss as a result of the reincorporation.

Canadian shareholders should be aware that upon the implementation of the continuance and reincorporation of the Company in Nevada, the Company will cease to be governed by Canadian taxation law and will become subject to United States taxation law. As a result, Canadian shareholders should consult their tax advisors regarding any consequences which may arise as a result of holding a U.S. investment and any consequences which may arise as a result of the merger between the Corporation and its wholly-owned subsidiary under Nevada law.

Resolution to Approve the Continuance and Reincorporation Proposal

The proposed special resolution approving the foregoing is as follows:

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT the Articles of Incorporation of Smitten Press : Local Lore & Legends Inc. (the “Corporation”) be amended, and all such further and other steps necessary or desirable, both under the laws of Ontario, Canada and Nevada, U.S.A., be taken in order to export (continue) the Corporation (an Ontario corporation) to the state of Nevada, and thereafter, to effect a merger of the Corporation with its wholly-owned subsidiary (a Nevada corporation), as described more fully within the Proxy Statement for the special meeting of the shareholders of the Corporation held on February 19, 2007. Any officer, director or agent of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this special resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination. Such export (continuance) and/or merger shall be effective on such date as may be determined by the Board of Directors of the Corporation. Notwithstanding that this special resolution has been duly passed by the shareholders of the Corporation, the directors of the Corporation are hereby authorized and empowered to revoke this special resolution and/or not implement the reincorporation (continuation) and merger described within this Proxy Statement, in whole or in part, without further approval of the shareholders of the Corporation, at any time prior to the issue by the Director under the Business Corporations Act (Ontario) of the authorization for the continuance contemplated by this special resolution, or thereafter, at any time prior to the filing of the Certificate of Incorporation and the Certificate of Merger with the Secretary of State of Nevada.”

To be approved, the special resolution requires the affirmative vote of two thirds of the votes cast on the resolution by holders of the shares of Common Stock of the Company. Proxies received in favour of management will be voted in favour of the special resolution, unless the shareholder has specified in the proxy that his, her or its shares are to be voted against the special resolution.

The shareholders of the Company are advised to refer to the subheading below entitled “Dissenters' Rights or Appraisal Rights”, and Appendix D of the present Proxy Statement. Notwithstanding that this special resolution has been duly passed by the shareholders of the Company, the directors of the Company are hereby authorized and empowered to revoke this special resolution in whole or in part without further approval of the shareholders of the Company at any time prior to the issue by the Director under the Business Corporations Act (Ontario) of the authorization for the continuance, or thereafter, at any time prior to the filing of the Certificate of Incorporation and the Certificate of Merger with the Secretary of State of Nevada.

MANAGEMENT OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CONTINUANCE AND REINCORPORATION PROPOSAL.

d) PROPOSAL 2 - REVERSE SPLIT

Summary

The principal effects of the reverse split are expected to be:

•
The number of outstanding shares of Common Stock will be reduced from approximately 22,250,000 to a number between approximately 2,225,000 and 556,250 (the exact number depending on the number of shares outstanding on the date the reverse split is effected and the ratio of the reverse split selected by the Board, as discussed below).

•
The stock price of a share of Common Stock should increase to reflect the reduction in the number of outstanding shares (the exact price depending on the ratio of the reverse split selected by the Board, as mentioned above and as discussed below, as well as depending on the reaction of the public market for Common Stock, as well as other factors, all as discussed in greater detail below).

General

Management recommends that the shareholders approve a reverse split of all of the outstanding shares of Common Stock, with the ratio of the reverse split being in the range of one for ten (1:10) to one for forty (1:40), the exact ratio to be determined by the Board (the "Reverse Split Proposal").

Except for adjustments that may result from the treatment of fractional shares as described below, the reverse split will not have any dilutive effect on the Company's shareholders since each shareholder would hold the same percentage of Common Stock outstanding immediately following the reverse split as such shareholder held immediately prior to the reverse split. The Reverse Split would not affect the relative voting and other rights that accompany the shares of Common Stock.

Reasons for and Risk Factors Associated with the Reverse Split

The Company’s common stock is qualified for quotation on the over-the-counter Bulletin Board under the symbol “SPLIF,” but has not traded as of the date of this Proxy Statement. The purpose of the reverse split is to reduce the number of outstanding shares in an effort to locate new business opportunities for the Company. The Company’s initial business plan, based upon developing a tourist-related business in New Orleans LA, was developed prior to the death of our former president, Richard Smitten. As a result of Mr. Smitten’s death, management has determined that the Company must take other action to enhance shareholder value, including but not limited to management selling its controlling interest in the Company to third parties who would then develop or acquire a new business in the Company.

Although management has held preliminary discussions with third parties concerning such a transaction, it has not entered into any non-binding arrangement such as a letter of intent or into any binding commitment, agreement or understanding with a third party.

There can be no assurance that the reverse split will have any of the desired consequences described above.

Interconnection Between Reverse Split and Reincorporation

If the Continuance and Reincorporation Proposal and the Reverse Split Proposal are both approved, it is anticipated that the Board will cause the reverse split (consolidation) and the reincorporation to be effected as promptly as reasonably possible following such approval and it is expected that the Board will cause the reverse split to be effected coincident to the reincorporation, as discussed in Proposal 1 above. Nevertheless, the reverse split may be delayed by the Board and not effected coincident to the reincorporation, or it may be abandoned by action of the Board at any time prior to the effective time of the reverse split, whether before or after the approval by the Company's shareholders, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the reverse split should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

If the Reverse Split Proposal is approved by the shareholders, the reverse split will likely occur in one of the following scenarios:

Scenario #1. Assuming that the Continuance and Reincorporation Proposal is approved and that the Board elects to effect the reverse split coincident to the reincorporation, the reverse split would be accomplished pursuant to the Merger Agreement by converting the outstanding shares of Common Stock of Smitten Press into a lesser number of shares of common stock of Nevada-incorporated Smitten Press calculated in accordance with the selected ratio of between one for ten (1:10) to one for forty (1:40).

Scenario #2. Assuming that the Continuance and Reincorporation Proposal is approved but that the reverse split is effected after Smitten Press reincorporates as a Nevada corporation, the reverse split would be accomplished by filing an amendment to the Nevada Certificate of Incorporation pursuant to which, without further action on the part of Nevada-incorporated Smitten Press or the shareholders thereof, the outstanding shares of common stock of Nevada-incorporated Smitten Press as of the effective date of the reverse split would be automatically converted into a lesser number of shares of common stock of Nevada-incorporated Smitten Press calculated in accordance with the selected ratio of between one for ten (1:10) to one for forty (1:40).

Scenario #3. Assuming that the reverse split is effected while Smitten Press is still an Ontario, Canada corporation, the reverse split would be accomplished by filing an amendment to the Ontario, Canada Articles of Incorporation pursuant to which, without further action on the part of Smitten Press or the shareholders of Smitten Press, the outstanding shares of common stock of Smitten Press as of the effective date of the reverse split would be automatically converted into a lesser number of shares of common stock of Smitten Press calculated in accordance with the selected ratio of between one for ten (1:10) to one for forty (1:40).

Under either Scenario #1, Scenario #2 or Scenario #3, all fractional shares that would otherwise result from the reverse split (consolidation) will be rounded up to the next nearest whole share.

Proportionate Reduction of Authorized Shares

Smitten Press is presently authorized to issue an unlimited number of shares of Common Stock and an unlimited number shares of special (or, under Nevada law, preferred) stock (“Preferred Stock”). As of December 31, 2006, there were 22,250,000 shares of Common Stock and no shares of Preferred Stock outstanding. Assuming that the Board selects a reverse split ratio of one-for-ten (1:10) and assuming that the number of shares of Common Stock outstanding on December 31, 2006, 2006 is the number outstanding on the date the reverse split is effected, then, following the reverse split the number of shares of Common Stock outstanding would be reduced from 22,250,000 to 2,225,000, but the number of shares of Common Stock authorized would remain unlimited as would the authorized number of shares of Preferred Stock. Having an unlimited number of authorized shares is not allowed under Nevada law. Accordingly, in connection with the reincorporation the number of authorized shares of Common Stock would be reduced from unlimited to 50,000,000 and the number of authorized shares of Preferred Stock would be reduced from unlimited to 10,000,000.

Determination of Reverse Split Ratio

In asking the shareholders to approve the reverse split, management is also asking the shareholders to grant to the Board the authority to set the ratio for the reverse split (provided it is within the approved range) immediately prior to the consummation of the reverse split. Fluctuations in the market price of the Company's Common Stock prior to the time that the Company could effect the reverse split require that the Board have the flexibility to set the exact ratio of the reverse split (provided it is within the approved range) immediately prior to the consummation of the reverse split in order to attempt to achieve the objectives of the reverse split. The Board will set the ratio for the reverse split, delay or abandon the reverse split as it determines is advisable considering relevant market conditions from time to time. Management believes that approval of this discretion, rather than approval of a specific ratio, provides the Board with maximum flexibility to react to current market conditions and to therefore act in the best interests of the Company and its shareholders. In setting the ratio for the reverse split, the intention of the Board is to best accomplish the goals of the reverse split, as discussed above.

Required Vote for the Reverse Split

Approval of the Reverse Split Proposal requires the affirmative vote of two-thirds (2/3) of the votes cast by holders of shares of Common Stock represented in person or by proxy, and entitled to vote, at the Special Meeting.

Effecting the Reverse Split

Assuming the Reverse Split Proposal is approved and the reverse split is consummated, after the effective date of the reverse split, the Common Stock of Smitten Press (or the common stock of Nevada-incorporated Smitten Press, as the case may be) will have a new committee on uniform securities identification procedures ("CUSIP") number, which is a number used to identify a company's equity securities, and stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described in "Effect on Registered Certificated Shares" below.

After the effective date of the reverse split, the Company will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. The Common Stock will be reported on the OTC Electronic Bulletin Board under a new symbol assigned by NASDAQ, which symbol, following implementation of the Continuance and Reincorporation Proposal, if applicable, will not have the “F” or foreign company designation at the end. After the effective date of the reverse split, outstanding shares of Common Stock will remain fully paid and non-assessable. The Company will make all necessary filings with NASDAQ as required by SEC Rule 10b-17.

Effect On Beneficial Shareholders

Upon a reverse split, the Company intends to treat shareholders holding Common Stock in "street name", through a bank, broker or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse split for their beneficial holders holding Common Stock in "street name". However, such banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, the Company encourages you to contact your nominee.

Effect On Registered Certificated Shares

Some of the Company's registered shareholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company's transfer agent, Fidelity Stock Transfer or its successor (the "Transfer Agent"), as soon as practicable after the effective date of the reverse split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your shares of Common Stock ("Old Certificates") to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of Common Stock of Smitten Press (or common stock of Nevada-incorporated Smitten Press, as the case may be) as a result of the reverse split ("New Certificates"). No New Certificates will be issued to a shareholder until such shareholder has surrendered the corresponding Old Certificates, together with a properly completed and executed letter of transmittal, to the Transfer Agent. Consequently, you will need to surrender your Old Certificate(s) before you will be able to sell or transfer your stock.

Shareholders will then receive a New Certificate or certificates representing the number of whole shares of Common Stock of Smitten Press (or common stock of Nevada-incorporated Smitten Press, as the case may be) into which their shares of Common Stock have been converted as a result of the reverse split ("New Common Stock"). Until surrendered, the Company will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of New Common Stock to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates evidencing shares of New Common Stock.

If an Old Certificate has any restrictive legends on the back of the Old Certificate, a New Certificate evidencing shares of New Common Stock will be issued with the same restrictive legends, if any, that are on back of the Old Certificate(s).

All expenses of the exchange of stock certificates will be borne by the Company.

Shareholders should not destroy any stock certificate(s). You should not send your Old Certificates to the Transfer Agent until you have received the letter of transmittal.

Accounting Consequences

All previously reported per share amounts will be restated to reflect the effect of the reverse split as though it had occurred at the beginning of the earliest period presented in the consolidated financial statements. In addition, the amounts reported on the consolidated balance sheets as common stock and additional paid in capital will also be restated to reflect the reverse split.

Certain U.S. Federal Income Tax Consequences of the Reverse Split

The following discussion addresses the material federal income tax consequences of the reverse split that are applicable to holders of shares of the Company's Common Stock. Readers are referred to the Section above entitled "Circular 230 Tax Disclosures" for additional disclosures regarding this tax information. The discussion presented within this Proxy Statement regarding tax consequences is not intended to be relied on as legal or tax planning advice, and shareholders are advised to consult their tax advisor with respect to their specific circumstances.

The Company believes that the reverse split of the Company's Common Stock will constitute a tax-free transaction within the meaning of Section 368(a)(1)(E) of the Code. Accordingly, it would generally be the case for federal income tax purposes that: (i) no gain or loss will be recognized by the U.S. holders of shares of the Company's Common Stock upon consummation of the reverse split, (ii) the aggregate tax basis of shares of New Common Stock will be the same as the aggregate tax basis of shares of the Company's Common Stock exchanged in the reverse split, (iii) the holding period of the New Common Stock received in the reverse split will include the period for which shares of the Company's Common Stock were held, and (iv) the Company will not recognize any gain or loss as a result of the reverse split.

Canadian Tax Consequences

The following discussion addresses the material federal income tax consequences of the reverse split that are applicable to holders of shares of the Company's Common Stock. The discussion presented within this Proxy Statement regarding tax consequences is not intended to be relied on as legal or tax planning advice, and shareholders are advised to consult their tax advisor with respect to their specific circumstances.

The Company believes that the reverse split of the Company's Common Stock will also constitute a tax-free transaction under the Income Tax Act (Canada). Accordingly, it would generally be the case for Canadian income tax purposes that: (i) no gain or loss will be recognized by Canadian holders of shares of the Company's Common Stock upon consummation of the reverse split, (ii) the aggregate adjusted cost base of shares of New Common Stock will be the same as the aggregate adjusted cost base of shares of the Company's Common Stock prior to the reverse split (although the adjusted cost base per share will be increased by the inverse ratio of the adjustment to the number of shares), and (iii) the Company will not recognize any gain or loss as a result of the reverse split.

Resolution to Approve the Reverse Split Proposal

The special resolution approving the foregoing is as follows:

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT the Articles of Incorporation of Smitten Press : Local Lore & Legends Inc. (the “Corporation”) be amended, and all such further and other steps necessary or desirable, whether under the laws of Ontario, Canada and Nevada, U.S.A. or both, be taken in order to (a) consolidate the issued and outstanding common shares of the Corporation on the basis of one (1) new common share for up to forty (40) existing common shares (the exact ratio to be determined by the Board of Directors in its discretion); (b) the authorized capital of the Corporation be amended to change the designation of the special shares to preferred shares; and thereafter (c) the authorized capital of the Corporation be amended to change the number of common shares in the authorized capital of the Corporation from an unlimited number to 50,000,000 and the number of preferred shares in the authorized capital of the Corporation from an unlimited number to 10,000,000. Any officer, director or agent of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this special resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination. Such amendments shall be effective on such date as may be determined by the Board of Directors of the Corporation. Notwithstanding that this special resolution has been duly passed by the shareholders of the Corporation, the directors of the Corporation are hereby authorized and empowered to revoke this special resolution in whole or in part without further approval of the shareholders of the Corporation at any time prior to giving effect to the amendment of the Articles of the Corporation contemplated by this special resolution, or a certificate of reincorporation and/or merger from the Secretary of State, Nevada, as the case may be.”

MANAGEMENT OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REVERSE SPLIT PROPOSAL.

OTHER BUSINESS

While management of the Company is not aware of any business other than that mentioned in the Notice of the Special Meeting to be brought before the Special Meeting for action by the shareholders, it is intended that the proxies hereby solicited will be exercised upon any other matter or proposal that may properly come before the Special Meeting, or any adjournments thereof, in accordance with the discretion of the persons authorized to act thereunder.

PART FOUR
MISCELLANEOUS

DISSENTERS' RIGHTS OR APPRAISAL RIGHTS

Any holder of shares of Common Stock of the Company is entitled to be paid the fair value of all, but not less than all, of his/her securities in accordance with Section 185 of the OBCA if such holder dissents to the Continuance and Reincorporation Proposal (including Nevada merger) becoming effective.

A securityholder is not entitled to dissent with respect to such holder’s securities if such holder votes any of those shares in favour of the Continuance and Reincorporation Proposal. Voting against or the execution or exercise of a proxy to vote against the Continuance and Reincorporation Proposal does not constitute a written notice of dissent or objection for the purposes of the OBCA. A brief summary of the provisions of Section 185 of the OBCA is set out below. The following summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting shareholder under the OBCA. However, the OBCA requires adherence to the procedures set out therein and failure to do so may result in the loss of all of the dissenter's rights. Accordingly, each securityholder who might desire to exercise dissenter's rights should carefully consider and comply with the applicable provisions of the OBCA and should also consult with his or her legal advisor. A copy of section 185 of the OBCA is attached as Appendix D hereto.

Section 185 of the OBCA

In order to exercise the right of dissent a dissenting shareholder must at or before the Special Meeting, deliver to the Company a written objection pursuant to Section 185 of the OBCA with respect to the applicable special resolution (the Continuance and Reincorporation Proposal). After the applicable special resolution is approved by the securityholders and if the Company notifies the dissenting shareholder of its intention to act upon the applicable special resolution, the dissenting shareholder is then required within 20 days after receiving such notice (or, if he does not receive such notice, within 20 days after learning of the approval of the applicable special resolution), to send to the Company a written notice containing the holder's name and address, the number and class of securities in respect of which the holder dissents and a demand for payment of the fair value of such shares. Within 30 days thereafter, the holder must send to the Company the certificates for the securities in respect of which the holder dissents. A dissenting shareholder must dissent with respect to all securities held by the shareholder. Failure to comply with the statutory procedure set out within section 185 of the OBCA will disqualify the dissenting shareholder from pursuing or enforcing the right of dissent.

If the Continuance and Reincorporation Proposal (including Nevada Merger) is approved by the applicable special resolution and becomes effective, the Company is required to determine the fair value of the shares of Common Stock, and to make a written offer to pay such amount to the dissenting shareholder. If such offer is not made or, if made, is not accepted within 50 days after the Export and Reincorporation (including Nevada Merger) becomes effective, the Company may apply to the Superior Court of Justice (in Ontario, Canada) for an order requiring such holder’s securities to be purchased, fixing the price and terms of the purchase, and the Court may make such order and such consequential orders or directions as the Court considers appropriate. There is no obligation on the Company to make application to the Court. If the Company fails to make such application to the Court, the dissenting shareholder has the right to make the application to the Court within a further 20 days or such further period as the Court may allow.

The dissenting shareholder, if the procedure for exercising the right of dissent is followed properly (and not withdrawn), will be entitled to receive the fair value of the shares of Common Stock, held by such holder as of the close of business on the day before the Special Meeting or such later date on which the applicable special resolution is passed.

Address for Notice

All notices to the Company pursuant to Section 185 of the OBCA should be addressed to : Williams Law Group P.A., 2503 W Gardner Ct., Tampa, Florida, 33611-4774, Attention: Michael Williams, President.

Strict Compliance with Dissent Provisions Required

The foregoing summary does not purport to provide a comprehensive statement of the procedures to be followed by a dissenting shareholder who seeks payment of the fair value of his or her shares of Common Stock. Section 185 of the OBCA requires strict adherence to the procedures established therein and failure to do so may result in the loss of all dissenters’ rights. Accordingly, each securityholder who might desire to exercise the dissenters’ rights should carefully consider and comply with the provisions of the section, the full text of which is set out in Appendix D to this Proxy Statement, and consult such holder’s legal advisor.

MISCELLANEOUS

SHAREHOLDER PROPOSALS

If Smitten Press remains a Ontario Canada corporation and its Articles of Incorporation and bylaws are otherwise unchanged:

•
proposals that shareholders seek to have included in the proxy statement for the Company's next special meeting must be received by the Company at least 60 days before the anniversary date of the last annual meeting if the matter is proposed to be raised at any annual meeting, or at least 60 days before a meeting other than the annual meeting if the matter is proposed to be raised at a meeting other than the annual meeting.

•
a proposal may include nominations for the election of directors if the proposal is signed by one or more holders of shares representing in the aggregate not less than 5% of the share or 5% of the shares of a class or series of shares of the Company entitled to vote at the meeting to which the proposal is to be presented.

•
if so requested by a shareholder giving notice of a proposal, the Company must include in its proxy circular or attach thereto a statement by the shareholder of not more than 200 words in support of the proposal along with the name and address of the shareholder.

If Smitten Press reincorporates as a Nevada corporation and the Nevada Bylaws are adopted:

•	proposals that shareholders seek to have included in the proxy statement for the Company's next special meeting must be received by the Company no later than November 30, 2007.

•
if next year's special meeting is held on a date more than 30 calendar days from December 31, 2007, proposals that shareholders seek to have included in the proxy statement for the Company's next special meeting must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials.

•
a shareholder proposal or nomination for director for consideration at the 2007 special meeting but not included in the proxy statement and proxy must be received by the Company not later than November 30, 2007 and not earlier than November 1, 2007; provided, however, that if next year's special meeting is held on a date more than 30 calendar days from December 31, 2007, notice must be received by the Company not later than the close of business on the 10th day following the day on which the Company's notice of the date of the meeting is first given to the stockholders or disclosed to the general public.

Whether the Company remains a Ontario Canada corporation or continues and reincorporates as a Nevada corporation, the procedures for submitting a shareholder proposal or nomination not included in the proxy statement and proxy are more fully described in the Nevada Bylaws or the Ontario Canada laws, as applicable. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy, and information statements, and other information with the SEC. Such reports, proxy, and information statements, and other information filed can be inspected and copied at the public reference facilities maintained by the SEC at 100 F St. N.E., Washington, D.C. Copies of such materials can be obtained from the Public Reference Section of the SEC at 100 F St. N.E., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy, and information statements, and other information filed through the SEC's Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

For additional information please contact Michael T. Williams at (813) 831-9348.

BOARD APPROVAL

The content and the sending of this Proxy Statement have been approved by the Board of Directors of the Company.

DATED AS OF January 27, 2007.

“Michael T. Williams”
Michael T. Williams, President and
Director

Appendix A

NEVADA ARTICLES OF MERGER
(NRS 92A.180)

1.	Name and jurisdiction of organization of each constituent entity (NRS 92A.200).

Name of merging entity: Smitten Press: Local Lore and Legends, Inc.
Jurisdiction: Ontario Canada
Name of surviving entity: Smitten Press: Local Lore and Legends, Inc.
Jurisdiction: Nevada

2.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90): Not applicable

3.	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4.	Owner's approval: Owner's approval was obtained from:

Name of merging entity: Smitten Press: Local Lore and Legends, Inc.
Jurisdiction: Ontario Canada
Name of surviving entity: Smitten Press: Local Lore and Legends, Inc.
Jurisdiction: Nevada

5.	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*: Not applicable

6.	Location of Plan of Merger: The entire plan of merger is attached.

7.	Effective date: Date filed

8.
Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

Name of merging entity: Smitten Press: Local Lore and Legends, Inc.
Jurisdiction: Ontario Canada

Signature

Title

Date

Name of surviving entity: Smitten Press: Local Lore and Legends, Inc.
Jurisdiction: Nevada

Signature

Title

Date

Appendix B

ARTICLES OF INCORPORATION

OF

SMITTEN PRESS: LOCAL LORE AND LEGENDS, INC.

Article #1:	The name of the corporation is: SMITTEN PRESS: LOCAL LORE AND LEGENDS, INC.

Article #2:	The name and address of the Resident Agent is:

                        ***

Article #3:	The type of business is to engage in any legal activity which a corporation may be organized under the General Corporation Law of Nevada.

Article #4:	The total authorized capital of the corporation is 50,000,000 shares of common stock and 10,000,000 shares of preferred stockwith no par value.

Article #5:	The governing board of the corporation is two directors. The number of directors may be changed by the board. The directors are as follows:

G. Storey Badger
110 Cumberland St. Suite 183
Toronto, Ontario
Canada
M5R 3V5

Michael T. Williams
Williams Law Group P.A.
2503 W Gardner Ct.
Tampa, Florida
33611-4774

Article #6:	All shares are non-assessable at this time.

Article #7:	The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under Nevada law.

Article #8:	The corporation is authorized to indemnify the directors and officers of the corporation to the fullest extent permissible under Nevada law.

Article #9:	The corporation shall have perpetual existence.

Article #10:	The name and address of the Incorporator is as follows:

                        ***

STATE OF NEVADA

CARSON CITY

On ***, *** personally appeared before me, a notary
public, and I acknowledge that *** executed the above instrument.

         /s/ ***
        Signature of Notary

Appendix C

BYLAWS

OF

SMITTEN PRESS: LOCAL LORE AND LEGENDS, INC.

ARTICLE I

STOCKHOLDERS

Section 1.01 Annual Meeting. The annual meeting of the stockholders of the corporation shall be held on such date and at such time as designated from time to time for the purpose or electing directors of the corporation and to transact all business as may properly come before the meeting. If the election of the directors is not held on the day designated herein for any annual meeting of the stockholders, or at any adjournment thereof, the president shall cause the election to be held at a special meeting of the stockholders as soon thereafter as is convenient.

Section 1.02 Special Meeting. Special meetings of the stockholders may be called by the president or the Board of Directors and shall be called by the president at the written request of the holders of not less than 51% of the issued and outstanding voting shares of the capital stock of the corporation. All business lawfully to be transacted by the stockholders may be transacted at any special meeting or at any adjournment thereof. However, no business shall be acted upon at a special meeting except that referred to in the notice calling the meeting, unless all of the outstanding capital stock of the corporation is represented either in person or in proxy. Where all of the capital stock is represented, any lawful business may be transacted and the meeting shall be valid for all purposes.

 Section 1.03 Place of Meetings. Any meeting of the stockholders of the corporation may be held at its principal office in the State of Nevada or at such other place in or out of the United States as the Board of Directors may designate. A waiver of notice signed by the Stockholders entitled to vote may designate any place for the holding of the meeting.

 Section 1.04 Notice of Meetings.

(a)
The secretary shall sign and deliver to all stockholders of record written or printed notice of any meeting at least ten (10) days, but not more than sixty (60) days, before the date of such meeting; which notice shall state the place, date, and time of the meeting, the general nature of the business to be transacted, and, in the case of any meeting at which directors are to be elected, the names of the nominees, if any, to be presented for election.

(b)
In the case of any meeting, any proper business may be presented for action, except the following items shall be valid only if the general nature of the proposal is stated in the notice or written waiver of notice:

(1)
Action with respect to any contract or transaction between the corporation and one or more of its directors or officers or another firm, association, or corporation in which one of its directors or officers has a material financial interest;

(2)	Adoption of amendments to the Articles of Incorporation;

(3)	Action with respect to the merger, consolidation, reorganization, partial or complete liquidation, or dissolution of the corporation.

(c)
The notice shall be personally delivered or mailed by first class mail to each stockholder of record at the last known address thereof, as the same appears on the books of the corporation, and giving of such notice shall be deemed delivered the date the same is deposited in the United State mail, postage prepaid. If the address of any stockholders does not appear upon the books of the corporation, it will be sufficient to address such notice to such stockholder at the principal office of the corporation.

(d)
The written certificate of the person calling any meeting, duly sworn, setting forth the substance of the notice, the time and place the notice was mailed or personally delivered to the stockholders, and the addresses to which the notice was mailed shall be prima facie evidence of the manner and the fact of giving such notice.

Section 1.05 Waiver of Notice. If all of the stockholders of the corporation waive notice of a meeting, no notice shall be required, and, whenever all stockholders shall meet in person or by proxy, such meeting shall be valid for all purposes without call or notice, and at such meeting any corporate action may be taken.

Section 1.06 Determination of Stockholders of Record.

(a)
The Board of Directors may at any time fix a future date as a record date for the determination of the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action. The record date so fixed shall not be more than sixty (60) days nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days nor less than ten (10) days prior to any other action. When a record date is so fixed, only stockholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights, or to exercise their rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

(b)
If no record date is fixed by the Board of Directors, then (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived at the close of business on the next day preceding the day on which the meeting is held; (ii) the record date for action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the written consent is given; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day in which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 1.07 Voting.

(a)
Each stockholder of record, or such stockholder's duly authorized proxy or attorney-in-fact shall be entitled to one (1) vote for each share of voting stock standing registered in such stockholder's name on the books of the corporation on the record date.

(b)
Except as otherwise provided herein, all votes with respect to shares standing in the name of an individual on that record date (including pledged shares) shall be cast only by that individual or that individual's duly authorized proxy or attorney-in-fact/ With respect to shares held by a representative of the estate of a deceased stockholder, guardian, conservator, custodian or trustee, votes may be cast by such holder upon proof of capacity, even though the shares do not stand in the name of such holder. In the case of shares under the control of a receiver, the receiver may cast in the name of the receiver provided that the order of the court of competent jurisdiction which appoints the receiver contains the authority to cast votes carried by such shares. If shares stand in the name of a minor, votes may be cast only by the duly appointed guardian of the estate of such minor if such guardian has provided the corporation with written notice and proof of such appointment.

(c)
With respect to shares standing in the name of a corporation on the record date, votes may be cast by such officer or agent as the bylaws of such corporation prescribe or, in the absence of an applicable bylaw provision, by such person as may be appointed by resolution of the Board of Directors of such corporation. In the event that no person is appointed, such votes of the corporation may be cast by any person (including the officer making the authorization) authorized to do so by the Chairman of the Board of Directors, President, or any Vice-President of such corporation.

(d)
Notwithstanding anything to the contrary herein contained, no votes may be cast by shares owned by this corporation or its subsidiaries, if any. If shares are held by this corporation or its subsidiaries, if any in a fiduciary capacity, no votes shall be cast with respect thereto on any matter except to the extent that the beneficial owner thereof possesses and exercises either a right to vote or to give the corporation holding the same binding instructions on how to vote.

(e)
With respect to shares standing in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship with respect to the same shares, votes may be cast in the following manner:

(1)	If only one person votes, the vote of such person binds all.

(2)	If more than one person cast votes, the act of the majority so voting binds all.

(3)	If more than one person votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

(f)
Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case in the election of directors. If such holder entitled to vote fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

(g)
If a quorum is present, the affirmative vote of the holders of a majority of the voting shares represented at the meeting and entitled to vote on the matter shall be the act of the stockholders, unless a vote of greater number by classes is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws.

Section 1.08 Quorum; Adjourned Meetings.

(a)	At any meeting of the stockholders, a majority of the issued and outstanding voting shares of the corporation represented in person or by proxy, shall constitute a quorum.

(b)
If less than a majority of the issued and outstanding voting shares are represented, a majority of shares so represented may adjourn from time to time at the meeting, until holders of the amount of stock required to constitute a quorum shall be in attendance. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted as originally called. When a stockholder's meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced to the meeting to which the adjournment is taken, unless the adjournment is for more than ten (10) days in which event notice thereof shall be given.

Section 1.09 Proxies. At any meeting of stockholders, any holder of shares entitled to vote may authorize another person or persons to vote by proxy with respect to the shares held by an instrument in writing and subscribed to by theholder of such shares entitled to vote. No proxy shall be valid after the expiration of six (6) months from or unless otherwise specified in the proxy. In no event shall the term of a proxy exceed seven (7) years from the date of its execution. Every proxy shall continue in full force and effect until expiration or revocation. Revocation may be effected by filing an instrument revoking the same or a duly executed proxy bearing a later date with the secretary of the corporation.

Section 1.10 Order of Business. At the annual stockholder's meeting, the regular order of business shall be as follows:

1.	Determination of stockholders present and existence of quorum;
2.	Reading and approval of the minutes of the previous meeting or meetings;
3.	Reports of the Board of Directors, the president, treasurer and secretary of the corporation, in the order named;
4.	Reports of committees;
5.	Election of directors;
6.	Unfinished business;
7.	New business; and
8.	Adjournment.

Section 1.11 Absentees' Consent to Meetings. Transactions of any meetings of the stockholders are valid as though had at a meeting duly held after regular call and notice of a quorum is present, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to consideration of matters not included in the notice which are legally required to be included there), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except that when the person objects at the beginning of the meeting is not lawfully called or convened and except that attendance at the meeting is not a waiver of any right to object to consideration of matters not included in the notice is such objection is expressly made at the beginning. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waive of notice, except as otherwise provided in section 1.04(b) of these bylaws.

Section 1.12 Action Without Meeting. Any action, except the election of directors, which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if consented to by the holders of a majority of the shares entitled to vote or such greater proportion as may be required by the laws of the State of Nevada, the Articles of Incorporation, or these Bylaws. Whenever action is taken by written consent, a meeting of stockholders need not be called or noticed.

Section 1.13 Telephonic Messages. Meeting of the stockholders may be held through the use of conference telephone or similar communications equipment as long as all members participating in such meeting can hear one another at the time of such meeting. Participation in such meeting constitutes presence in person at such meeting.

ARTICLE II

DIRECTORS

Section 2.01 Number, Tenure, and Qualification. Except as otherwise provided herein, the Board of Directors of the corporation shall consist of at least One person, who shall be elected at the annual meeting of the stockholders of the corporation and who shall hold office or one (1) year or until his or her successor or successors are elected and qualify. A director need not be a stockholder of the corporation.

Section 2.02 Resignation. Any director may resign effective upon giving written notice to the Chairman of the Board of Directors, the president or the secretary of the corporation, unless the notice specified at a later time for effectiveness of such resignation. If the Board of Directors accepts the resignation of a director tendered to take effect at a future date, the Board of Directors or the stockholders may elect a successor to take office when the resignation becomes effective.

Section 2.03 Change in Number. Subject to the limitations of the laws of the State of Nevada, the Articles of Incorporation or Section 2.01 of these Bylaws, the number of directors may be changed from time to time by resolution adopted by the Board of Directors.

Section 2.04 Reduction in Number. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term of office.

Section 2.05 Removal.

(a)
The Board of Directors of the corporation, by majority vote, may declare vacant the office of a director who has been declared incompetent by an order of a court of competent jurisdiction or convicted of a felony.

(b)
Any director may be removed from office, with or without cause, by the vote or written consent of stockholders representing not less than two-thirds of the issued and outstanding voting capital stock of the corporation.

Section 2.06 Vacancies.

(a)
A vacancy in the Board of Directors because of death, resignation, removal, change in the number of directors, or otherwise may be filled by the stockholders at any regular or special meeting or any adjourned meeting thereof (but not by written consent) or the remaining director(s) of the affirmative vote of a majority thereof. Each successor so elected shall hold office until the next annual meeting of stockholders or until a successor shall have been duly elected and qualified.

(b)
If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more of the total number of shares entitled to vote may call a special meeting of the stockholders to be held to elect the entire Board of Directors. The term of office of any director shall terminate upon the election of a successor.

Section 2.07 Regular Meetings. Immediately following the adjournment of, and at the same place as, the annual meeting of the stockholders, the Board of Directors, including directors newly elected, shall hold its annual meeting without notice other than the provision to elect officers of the corporation and to transact such further business as may be necessary or appropriate. The Board of Directors may provide by resolution the place, date, and hour for holding additional regular meetings.

Section 2.08 Special Meetings. Special meeting of the Board of Directors may be called by the Chairman and shall be called by the Chairman upon request of any two (2) directors or the president of the corporation.

Section 2.09 Place of Meetings. Any meeting of the directors of the corporation may be held at the corporation's principal office in the State of Nevada or at such other place in or out of the United States as the Board of Directors may designate. A waiver of notice signed by the directors may designate any place for holding of such meeting.

Section 2.10 Notice of Meetings. Except as otherwise provided in Section 2.07, the Chairman shall deliver to all directors written or printed notice of any special meeting, at least 48 hours before the time of such meeting, by delivery of such notice personally or mailing such notice first class mail or by telegram. If mailed, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. Any director may waive notice of such a meeting, and the attendance of a director at such a meeting shall constitute a waiver of notice of such meeting, unless such attendance is for the express purpose of objecting to the transaction of business thereat because the meeting is not properly called or convened.

Section 2.11 Quorum; adjourned Meetings.

(a)	A majority of the Board of Directors in office shall constitute a quorum.

(b)
At any meeting of the Board of Directors where a quorum is present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 2.12 Action without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if a written consent thereto is signed by all of the members of the Board of Directors or of such committee. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors or committee. Such action by written consent shall have the same force and effect as the unanimous vote of the Board of Directors or committee.

Section 2.13 Telephonic Meetings. Meetings of the Board of Directors may be held through the use of a conference telephone or similar communications equipment so long as all members participating in such meeting can hear one another at the time of such meeting. Participation in such a meeting constitutes presence in person at such meeting. Each person participating in the meeting shall sign the minutes thereof which may be in counterparts.

Section 2.14 Board Decisions. The affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.15 Powers and Duties.

(a)
Except as otherwise provided in the Articles of Incorporation or the laws of the State of Nevada, the Board of Directors is invested with complete and unrestrained authority to manage the affairs of the corporation, and is authorized to exercise for such purpose as the general agent of the corporation, its entire corporate authority in such a manner as it sees fit. The Board of Directors may delegate any of its authority to manage, control or conduct the current business of the corporation to any standing or special committee or to any officer or agent and to appoint any persons to be agents of the corporation with such powers including the power to subdelegate, and upon such terms as my be deemed fit.

(b)
The Board of Directors shall present to the stockholders at annual meetings of the stockholders, and when called for by a majority vote of the stockholders at a special meeting of the stockholders, a full and clear statement of the condition of the corporation, and shall, at request, furnish each of the stockholders with a true copy thereof.

(c)
The Board of Directors, in its discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called for the purpose of considering any such contract or act, provide a quorum is preset. The contract or act shall be valid and binding upon the corporation and upon all stockholders thereof, if approved and ratified by the affirmative vote of a majority of the stockholders at such meeting.

Section 2.16 Compensation. The directors shall be allowed and paid all necessary expenses incurred in attending any meetings of the Board of Directors, and shall be entitle to receive such compensation for their services as directors as shall be determined form time to time by the Board of Directors of any committee thereof.

Section 2.17 Board of Directors.

(a)
At its annual meeting, the Board of Directors shall elect, from among its members, a Chairman to preside at meetings of the Board of Directors. The Board of Directors may also elect such other board officers as it may, from time to time, determine advisable.

(b)	Any vacancy in any board office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

Section 2.18 Order of Business. The order of business at any meeting of the Board of Directors shall be as follows:

1.	Determination of members present and existence of quorum;
2.	Reading and approval of minutes of any previous meeting or meetings;
3.	Reports of officers and committeemen;
4.	Election of officers (annual meeting);
5.	Unfinished business;
6.	New business; and
7.	Adjournment.

ARTICLE III

OFFICERS

Section 3.01 Election. The Board of Directors, at its first meeting following the annual meeting of shareholders, shall elect a President, a Secretary and a Treasurer to hold office for a term of one (1) year and until their successors are elected and qualified. Any person may hold two or more offices. The Board of Directors may, from time to time, by resolution, appoint one or more Vice-Presidents, Assistant Secretaries, Assistant Treasurers and transfer agents of the corporation as it may deem advisable; prescribe their duties; and fix their compensation.

Section 3.02 Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by it with or without cause. Any office may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under contract to which the resigning officer is a party.

Section 3.03 Vacancies. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired term or such office.

Section 3.04 President. The President shall be deemed the general manager and executive officer of the corporation, subject to the supervision and control of the Board of Directors, and shall direct the corporate affairs, with full power to execute all resolutions and orders of the Board of Directors not especially entrusted to some other officer of the corporation. The President shall preside at all meetings of the stockholders and shall perform such other duties as shall be prescribed by the Board of Directors.

Unless otherwise ordered by the Board of Directors, the President shall have the full power and authority on behalf of the corporation to attend and to act and to vote at meetings of the stockholders of any corporation in which the corporation may hold stock and, at such meetings, shall possess and may exercise any and all rights and powers incident to the ownership of such stock. The Board of Directors, by resolution from time to time, may confer like powers on an person or persons in place of the President to represent the corporation for these purposes.

Section 3.05 Vice President. The Board of Directors may elect one or more Vice Presidents who shall be vested with all the powers and perform all the duties of the President whenever the President is absent or unable to act, including the signing of the certificates of stock issued by the corporation, and the Vice President shall perform such other duties as shall be prescribed by the Board of Directors.

Section 3.06 Secretary. The Secretary shall keep the minutes of all meetings of the stockholders and the Board of Directors in books provide for that purpose. The secretary shall attend to the giving and service of all notices of the corporation, may sign with the President in the name of the corporation all contracts authorized by the Board of Directors or appropriate committee, shall have the custody of the corporate seal, shall affix the corporate seal to all certificates of stock duly issued by the corporation, shall have charge of stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or appropriate committee may direct, and shall, in general, perform all duties incident to the office of the Secretary. All corporate books kept by the Secretary shall be open for examination by any director at any reasonable time.

Section 3.07 Assistant Secretary. The Board of Directors may appoint an Assistant Secretary who shall have such powers and perform such duties as may be prescribed for him by the Secretary of the corporation or by the Board of Directors.

Section 3.08 Treasurer. The Treasurer shall be the chief financial officer of the corporation, subject to the supervision and control of the Board of Directors, and shall have custody of all the funds and securities of the corporation. When necessary or proper, the Treasurer shall endorse on behalf of the corporation for collection checks, notes, and other obligations, and shall deposit all moneys to the credit of the corporation in such bank or banks or other depository as the Board of Directors may designate, and shall sign all receipts and vouchers for payments by the corporation. Unless otherwise specified by the Board of Directors, the Treasurer shall sign with the President all bills of exchange and promissory notes of the corporation, shall also have the care and custody of the stocks, bonds, certificates, vouchers, evidence of debts, securities, and such other property belonging to the corporation as the Board of Directors shall designate, and shall sign all papers required by law, by these Bylaws, or by the Board of Directors to be signed by the Treasurer. The Treasurer shall enter regularly in the books of the corporation, to be kept for that purpose, full and accurate accounts of all moneys received and paid on account of the corporation and, whenever required by the Board of Directors, the Treasurer shall render a statement of any or all accounts. The Treasurer shall at all reasonable times exhibit the books of account to any directors of the corporation and shall perform all acts incident to the position of the Treasurer subject to the control of the Board of Directors.

The Treasurer shall, if required by the Board of Directors, give bond to the corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of Treasurer and for restoration to the corporation, in the event of the Treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property belonging to the corporation. The expense of such bond shall be borne by the corporation.

Section 3.09 Assistant Treasurer. The Board of Directors may appoint an Assistant Treasurer who shall have such powers and perform such duties as may be prescribed by the Treasurer of the corporation or by the Board of Directors, and the Board of Directors may require the Assistant Treasurer to give a bond to the corporation in such sum and with such security as it may approve, for the faithful performance of the duties of Assistant Treasurer, and for restoration to the corporation, in the event of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property belonging to the corporation. The expense of such bond shall be borne by the corporation.

ARTICLE IV

CAPITAL STOCK

Section 4.01 Issuance. Shares of capital stock of the corporation shall be issued in such manner and at such times and upon such conditions as shall be prescribed by the Board of Directors.

Section 4.02 Certificates. Ownership in the corporation shall be evidenced by certificates for shares of the stock in such form as shall be prescribed by the Board of Directors, shall be under the seal of the corporation and shall be signed by the President or a Vice-President and also by the Secretary or an Assistant Secretary. Each certificate shall contain the then name of the record holder, the number, designation, if any, class or series of shares represented, a statement of summary of any applicable rights, preferences, privileges or restrictions thereon, and a statement that the shares are assessable, if applicable. All certificates shall be consecutively numbered. The name, address and federal tax identification number of the stockholder, the number of shares, and the date of issue shall be entered on the stock transfer books of the corporation.

Section 4.03 Surrender; Lost or Destroyed Certificates. All certificates surrendered to the corporation, except those representing shares of treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares hall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and if required by the Board of Directors, an indemnity bond in any amount and upon such terms as the Treasurer, or the Board of Directors, shall require. In no case shall the bond be in an amount less than twice the current market value of the stock and it shall indemnify the corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Section 4.04 Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the corporation or it becomes desirable for any reason, including, without limitation, the merger or consolidation of the corporation with another corporation or the reorganization of the corporation, to cancel any outstanding certificate for shares and issue a new certificate for shares, the corporation shall issue an order for stockholders of record, to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate (s) ordered to be surrendered shall not be entitled to vote, receive dividends or exercise any other rights of stockholders until the holder has complied with the order, provided that such order operates to suspend such rights only after notice and until compliance.

Section 4.05 Transfer of Shares. No transfer of stock shall be valid as against the corporation except on surrender and cancellation of the certificates therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer on the books of the corporation.

Section 4.06 Transfer Agent. The Board of Directors may appoint one or more transfer agents and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agent and such registrar of transfer.

Section 4.07 Stock Transfer Books. The stock transfer books shall be closed for a period of at least ten (10) days prior to all meetings of the stockholders and shall be closed for the payment of dividends as provided in Article V hereof and during such periods as, from time to time, may be fixed by the Board of Directors, and, during such periods, no stock shall be transferable.

Section 4.08 Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the corporation.

ARTICLE V

DIVIDENDS

Section 5.01 Dividends. Dividends may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors at any regular or special meeting and may be paid in cash, property, shares of the corporation stock, or any other medium. The Board of Directors may fix in advance a record date, as provided in Section 1.06 of these Bylaws, prior to the dividend payment for purpose of determining stockholders entitled to receive payment of any dividend. The Board of Directors may close the stock transfer books for such purpose for a period of not more than ten (10) days prior to the payment date of such dividend.

ARTICLE VI

OFFICES; RECORDS, REPORTS; SEAL AND FINANCIAL MATTERS

Section 6.01 Principal Office. The principal office of the corporation is in the State of ●. The Board of Directors may from time to time, by resolution, change the location of the principal office within the State of California. The corporation may also maintain an office or offices at such other place or places, either within or without the State of Nevada, as may be resolved, from time to time, by the Board of Directors.

Section 6.02 Records. The stock transfer books and a certified copy of the Bylaws, Articles of Incorporation, any amendments thereto, and the minutes of the proceedings of stockholders, the Board of Directors, and Committees of the Board of Directors shall be kept at the principal office of the corporation for the inspection of all who have the right to see the same and for the transfer of stock. All other books of the corporation shall be kept at such places as may be prescribed by the Board of Directors.

Section 6.03 Financial Report on Request. Any stockholder or stockholders holding at least five percent (5%) of the outstanding shares of any class of stock may make a written request for an income statement of the corporation for the three (3) month, six (6) month or nine (9) month period of the current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period. In addition, if no annual report of the last fiscal year has been sent to stockholders, such stockholder or stockholders may make a request for a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year. The statements shall be delivered or mailed to the person making the request within thirty (30) days thereafter. A copy of the statements shall be kept on file in the principal office of the corporation for twelve (12) months, and such copies shall be exhibited at all reasonable times to any stockholder demanding an examination of them or a copy shall be mailed to each stockholder. Upon request by any stockholder, there shall be mailed to the stockholder a copy of the last annual, semiannual or quarterly income statement which it has prepared and a balance sheet as of the end of the period. The financial statements referred to in this Section 6.03 shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.

Section 6.04 Right of Inspection.

(a)
The accounting and records and minutes of proceedings of the stockholders and the Board of Directors shall be open to inspection upon the written demand of any stockholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to such holder's interest as a stockholder or as the holder of such voting trust certificate. This right of inspection shall extend to the records of the subsidiaries, if any, of the corporation. Such inspection may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

(b)
Every director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the corporation and/or its subsidiary corporations. Such inspection may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

Section 6.05 Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the corporation shall have the authority to affix the seal to any document requiring it.

Section 6.06 Fiscal Year-End. The fiscal year-end of the corporation shall be such date as may be fixed from time to time by resolution by the Board of Directors.

Section 6.07 Reserves. The Board of Directors may create, by resolution, out of the earned surplus of the corporation such reserves as the directors may, from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends or to repair or maintain any property of the corporation, or for such other purpose as the Board of Directors may deem beneficial to the corporation, and the directors may modify or abolish any such reserves in the manner in which they were created.

Section 6.08 Payments to Officers or Directors. Any payments made to an officer or director of the corporation, such as salary, commission, bonus, interest, rent or entertainment expense, which shall be disallowed by the Internal Revenue Service in whole or in part as a deductible expense by the corporation, shall be reimbursed by such officer or director to the corporation to the full extent of such disallowance. It shall be the duty of the Board of Directors to enforce repayment of each such amount disallowed. In lieu of direct reimbursement by such officer or director, the Board of Directors may withhold future compensation to such officer or director until the amount owed to the corporation has been recovered.

ARTICLE VII

INDEMNIFICATION

Section 7.01 In General. Subject to Section 7.02, the corporation shall indemnify any director, officer, employee or agent of the corporation, or any person serving in any such capacity of any other entity or enterprise at the request of the corporation, against any and all legal expenses (including attorneys' fees), claims and/or liabilities arising out of any action, suit or proceeding, except an action by or in the right of the corporation.

Section 7.02 Lack of Good Faith; Criminal Conduct. The corporation may, by shall not be required to, indemnify any person where such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, where there was not reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order or settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, there was reasonable cause to believe that the conduct was unlawful.

Section 7.03 Successful Defense of Actions. The corporation shall reimburse or otherwise indemnify any director, officer, employee, or agent against legal expenses (including attorneys' fees) actually and reasonably incurred in connection with defense of any action, suit, or proceeding herein above referred to, to the extent such person is successful on the merits or otherwise.

Section 7.04 Authorization. Indemnification shall be made by the corporation only when authorized in the specific case and upon a determination that indemnification is proper by:

(1)	The stockholders;

(2)	A majority vote of a quorum of the Board of Directors, consisting of directors who were not parties to the action, suit, or proceeding; or

(3)
Independent legal counsel in a written opinion, if a quorum of disinterested directors so orders or if a quorum of disinterested directors so orders or if a quorum of disinterested directors cannot be obtained.

Section 7.05 Advancing Expenses. Expenses incurred in defending any action, suit, or proceeding may be paid by the corporation in advance of the final disposition, when authorized by the Board of Directors, upon receipt of an undertaking by or on behalf of the person defending to repay such advances if indemnification is not ultimately available under these provisions.

Section 7.06 Continuing Indemnification. The indemnification provided by these Bylaws shall continue as to a person who has ceased to be director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 7.07 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or who is or was serving at the request of the corporation in any capacity against any liability asserted.

ARTICLE VIII

BYLAWS

Section 8.01 Amendment. These Bylaws may be altered, amended or repealed at any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment or repeal be contained in the notice of such alteration, amendment or repeal be contained in the notice of such special meeting. These Bylaws may also be altered, amended, or repealed at a meeting of the stockholders at which a quorum is present by the affirmative vote of the holders of 51% of the capital stock of the corporation entitled to vote or by the consent of the stockholders in accordance with Section 1.12 of these Bylaws. The stockholders may provide by resolution that any Bylaw provision repealed, amended, adopted or altered by them may not be repealed amended, adopted or altered by the Board of Directors.

APPENDIX D

Business Corporations Act (Ontario)
R.S.O. 1990, CHAPTER B. 16

 185.   (1)  Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,

(a)	amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;

(b)	amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;

(c)	amalgamate with another corporation under sections 175 and 176;

(d)	be continued under the laws of another jurisdiction under section 181; or

(e)	sell, lease or exchange all or substantially all its property under subsection 184 (3),

a holder of shares of any class or series entitled to vote on the resolution may dissent.

Idem
(2)  If a corporation resolves to amend its articles in a manner referred to in subsection 170 (1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,

(a)	clause 170 (1) (a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or

(b)	subsection 170 (5) or (6).

Exception

(3)  A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,

(a)	amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or

(b)	deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986.

Shareholder’s right to be paid fair value

(4)  In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted.

No partial dissent

(5)  A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Objection

(6)  A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder’s right to dissent.

Idem

(7)  The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6).

Notice of adoption of resolution

(8)  The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection.

Idem

(9)  A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights.

Demand for payment of fair value

(10)  A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,

(a)	the shareholder’s name and address;

(b)	the number and class of shares in respect of which the shareholder dissents; and

(c)	a demand for payment of the fair value of such shares.

Certificates to be sent in

(11)  Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

Idem

(12)  A dissenting shareholder who fails to comply with subsections (6), (10) and (11) has no right to make a claim under this section.

Endorsement on certificate

(13)  A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder.

Rights of dissenting shareholder

(14)  On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,

(a)	the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);

(b)	the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or

(c)
the directors revoke a resolution to amend the articles under subsection 168 (3), terminate an amalgamation agreement under subsection 176 (5) or an application for continuance under subsection 181 (5), or abandon a sale, lease or exchange under subsection 184 (8), in which case the dissenting shareholder’s rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10), and the dissenting shareholder is entitled, upon presentation and surrender to the corporation or its transfer agent of any certificate representing the shares that has been endorsed in accordance with subsection (13), to be issued a new certificate representing the same number of shares as the certificate so presented, without payment of any fee.

Offer to pay

(15)  A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,

(a)
a written offer to pay for the dissenting shareholder’s shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

(b)	if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Idem

(16)  Every offer made under subsection (15) for shares of the same class or series shall be on the same terms.

Idem

(17)  Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Application to court to fix fair value

(18)  Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder.

Idem

(19)  If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow.

Idem

(20)  A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19).

Costs

(21)  If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders.

Notice to shareholders

(22)  Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,

(a)	has sent to the corporation the notice referred to in subsection (10); and

(b)	has not accepted an offer made by the corporation under subsection (15), if such an offer was made,

of the date, place and consequences of the application and of the dissenting shareholder’s right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions.

Parties joined

(23)  All dissenting shareholders who satisfy the conditions (a) and (b) shall be deemed to be joined as parties to set out in clauses (22) an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application.

Idem

(24)  Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders.

Appraisers

(25)  The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.  R.S.O. 1990, c. B.16, s. 185 (25).

Final order

(26)  The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22) (a) and (b).

Interest

(27)  The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

Where corporation unable to pay

(28)  Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Idem

(29)  Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,

(a)	withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder’s full rights are reinstated; or

(b)
retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

Idem

(30)  A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,

(a)	the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or

(b)	the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

Court order

(31)  Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission.

Commission may appear

(32)  The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation.

PROXY

SMITTEN PRESS: LOCAL LORE AND LEGENDS INC.
Michael T. Williams, Williams Law Group P.A.
2503 W Gardner Ct., Tampa
Florida, 33611-4774
Telephone: 813-831-9348

THIS PROXY IS SOLICITED BY MANAGEMENT OF SMITTEN PRESS: LOCAL LORE AND LEGENDS INC. (THE “Company”), ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE SPECIAL MEETING OF SHAREHOLDERS (THE “Meeting”) WHICH WILL BE HELD AT THE REGISTERED OFFICE OF SMITTEN PRESS AT 180 DUNDAS STREET WEST, SUITE 1801, TORONTO, ONTARIO, CANADA, M5G 1Z8 ON February 19, 2007, AT 10:00 A.M., LOCAL TIME.

The undersigned shareholder of the Company hereby appoints, Donald A. Sheldon, Ontario legal counsel to the Company or, if Donald A. Sheldon is unable to attend the Meeting, in his place and stead Sandra Cameron-Milks, his law clerk and assistant, or in the place of the foregoing, _______________________________ (PLEASE PRINT THE NAME), as proxyholder for and on behalf of the undersigned shareholder, with full power of substitution, to act and vote, at the Meeting of Shareholders of the Company to be held on February 19, 2007 and all adjournments thereof, all shares of common stock of the Company held of record by the undersigned as of the day before the notice of the Meeting is given, as follows:

1. TO PASS, WITH OR WITHOUT VARIATION, A RESOLUTION REAPPOINTING SALBERG & COMPANY, P.A., BOCA RATON FL, CHARTERED ACCOUNTANTS, AS THE AUDITORS OF THE COMPANY AND AUTHORIZING THE DIRECTORS TO FIX THE TERMS OF ENGAGEMENT AND REMUNERATION FOR SUCH AUDITORS ;

☐ FOR	☐ ABSTAIN (WITHHOLD FROM VOTING)

2. TO EXPORT THE COMPANY FROM ONTARIO TO NEVADA, THE SUBSEQUENT MERGER WITH ITS WHOLLY OWNED SUBSIDIARY, A NEVADA CORPORATION, RESULTING IN THE REINCORPORATION OF THE COMPANY IN NEVADA ;

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. TO EFFECT A REVERSE SPLIT (CONSOLIDATION) OF COMMON STOCK IN THE RANGE OF 1:10 TO 1:40 AND THE REDUCTION OF THE NUMBER OF AUTHORIZED SHARES FOLLOWING THE REVERSE SPLIT ;

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

The undersigned is hereby revoking any proxy previously given in respect of the shares represented by this Proxy.

In their discretion, the proxies appointed hereby are authorized to vote upon such other business as may properly come before the meeting. If any amendments or variations to matters identified in the Notice of Meeting are proposed at the Meeting, or at any adjournment thereof, or if any other matters properly come before the Meeting, or any adjournment thereof, this Proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the person voting the Proxy at the Meeting, or any adjournment thereof. It is not expected by Management that other matters will come before the Meeting.

The shares represented by this proxy, when properly executed and deposited, will be voted in the manner directed herein by the undersigned shareholder.

If this Proxy is signed and returned with no direction indicating how the shares represented by this Proxy are to be voted, this Proxy will be voted FOR Proposals 1 to 4 above.

There are no plans to adjourn the meeting to solicit proxies.

            DATED:_________________________________, 2007

                  (Name of Shareholder - Please Print)

           (Signature of Shareholder)

NOTE: Please sign in the same manner as name(s) appear on the address label. Joint owners should both sign. Fiduciaries, attorneys, corporate officers, etc., should indicate their capacities.

(see instructions on the following page)

Notes:
1.
If you are a registered shareholder and cannot attend the Meeting but wish to vote on the resolutions, you can appoint another person (other than the persons named in the form of proxy), who need not be a shareholder of the Company, to vote according to your instructions. To appoint someone other than the management appointees named in the form of proxy, please cross off the management appointee’s names and insert your appointed proxyholder’s name in the space provided, then sign, date and return the Proxy. Where no choice on a resolution is specified by you, this Proxy confers discretionary authority upon your appointed proxyholder.

2.
If you are a registered shareholder and cannot attend the Meeting but wish to vote on the resolutions and to appoint one of the management appointees named, please leave the wording appointing a nominee as shown, then sign, date and return the Proxy. Where no choice is specified by a shareholder on a resolution shown on the Proxy, a nominee of management acting as proxyholder will vote the securities as if the shareholder had specified an affirmative vote on such resolution.

3.
If a registered shareholder votes by completing and returning the Proxy, the shareholder may still attend the Meeting and vote in person should the shareholder later decide to do so. To vote in person at the Meeting, the shareholder must revoke the Proxy and may do so by delivering a new Proxy with revised instructions. Please cross off the management appointee’s names, insert your name in the blank space provided, do not indicate a voting choice for any resolution, then sign, date and return the Proxy. See the section entitled “Appointment and Revocability of Proxies - Registered Shareholders” in the accompanying the Proxy Statement.

4.
If you are a shareholder and your securities are not registered in your name but in the name of an intermediary such as a securities broker or financial institution, or a clearing agency, (a “beneficial shareholder”), you should review the section entitled “Appointment and Revocability of Proxies - Non-Registered or Beneficial Shareholders” in the accompanying Proxy Statement and carefully follow the instructions of your intermediary.

5.
The Proxy will not be valid unless it is signed by the shareholder or by his, her or its attorney duly authorized in writing. If the registered shareholder is an individual, the Proxy must be signed exactly as the shares are registered. In the case of joint shareholders, all shareholders must sign. If the registered shareholder is a corporation, the Proxy must be executed by a duly authorized officer under its corporate seal, if the corporation has a corporate seal. If the Proxy is executed by an attorney for an individual shareholder or joint shareholders, or by an attorney of a corporate shareholder, or by a fiduciary or other representative of a shareholder, the instrument so empowering the attorney, fiduciary or other representative, or a notarial copy thereof, should accompany the Proxy.

6.	If the Proxy is not dated, it will be deemed to bear the date on which it was mailed by the Company to the shareholders.

7.
The Proxy will not be used at the Meeting or any adjournment thereof unless the same is deposited at the office of the Company in care of Michael T. Williams, Williams Law Group P.A., 2503 W Gardner Ct., Tampa, Florida, 33611-4774 prior to the commencement of the Meeting, or any adjournment thereof, although the Chairman of the Meeting, or adjourned meeting, has the discretion to accept proxies filed filed prior to any vote being taken in reliance thereon at the Meeting.